================================================================================

                          PRELIMINARY PROXY STATEMENT
                   SUBJECT TO COMPLETION DATED JULY 17, 2020

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                 SCHEDULE 14A

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No.   )

                               -----------------

Filed by the Registrant [X]     Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S)240.14a-12

                          PIONEER FLOATING RATE TRUST
               (Name of Registrant as Specified In Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

                                  Copies to:

         Roger P. Joseph, Esq.                Keith E. Gottfried, Esq.
         Toby R. Serkin, Esq.                Morgan, Lewis & Bockius LLP
      Morgan, Lewis & Bockius LLP          1111 Pennsylvania Avenue, N.W.
          One Federal Street                  Washington, DC 20004-2541
            Boston MA 02110                        (202) 739-3000
            (617) 341-7700

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

================================================================================

                          PRELIMINARY PROXY STATEMENT
                   SUBJECT TO COMPLETION DATED JULY 17, 2020

                       PIONEER FLOATING RATE TRUST (PHD)
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-859-8508

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
         SCHEDULED FOR [INSERT DAY OF WEEK], [INSERT MONTH] [.], 2020

The Annual Meeting of Shareholders (the "Annual Meeting") of Pioneer Floating Rate Trust, a Delaware statutory trust (the "Fund"), is scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110, on [INSERT DAY OF WEEK], [INSERT MONTH] [.], 2020 at 3:00 p.m. (Eastern Time), for the following purposes:

    1. To elect three Class II Trustees, each to serve until the Fund's 2023 annual meeting or until his or her successor is elected and qualified;

    2. If properly presented in accordance with the Fund's Amended and Restated Bylaws, to vote upon a shareholder proposal from Saba Capital Master Fund, Ltd. to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc.; and

    3. To consider any other business that may properly come before the Annual Meeting or any adjournment, postponement, continuation, or rescheduling thereof.

The Fund's Board of Trustees (the "Board") knows of no business other than that mentioned in this Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies by the Board to vote on such matters in accordance with their judgment.

The Board has fixed the close of business on June 23, 2020 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment, postponement, continuation, or rescheduling thereof.

We currently plan to hold the Annual Meeting at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110. However, as part of our precautions regarding the novel coronavirus (COVID-19), we are sensitive to the public health and travel concerns that our shareholders may have, as well as any restrictions and/or protocols that federal, state, and local governments may impose. Accordingly, in order to maintain a safe and healthy environment at our Annual Meeting, the Fund and the Board are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding COVID-19. The Board reserves the right to reconsider the date, time, and/or means of convening the Annual Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Annual Meeting solely by means of remote communications, or may hold a "hybrid" meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications, the Fund will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Fund, filed with the Securities and Exchange Commission (the "SEC") as additional proxy material, and/or posted on our website: amundipioneer.com/us. We encourage you to check the website prior to the meeting if you plan to attend. Attendees are also encouraged to review guidance from public health authorities on this issue.

This Annual Meeting is extremely important because Saba Capital Management, L.P. ("Saba Capital"), an activist investor that targets closed-end investment funds to extract short-term profits for itself and its clients at the expense of long-term fund shareholders, and which, up until May 1, 2020, publicly represented itself as a "passive" investor in the Fund, has acquired approximately 24.8% of the Fund's common shares and has provided the Fund with a notice (the "Saba Capital Shareholder Notice") disclosing its intention to elect three candidates to the Board at the Annual Meeting, in opposition to the three highly qualified and very experienced nominees recommended by the Board. Saba Capital has also disclosed it plans to present a shareholder proposal at such meeting to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc., which formerly was known as Pioneer Investment Management, Inc. Given that Saba Capital has not proposed a replacement investment adviser, the Board believes that Saba Capital's proposal is self-serving and extremely irresponsible since, if approved, it would leave the Fund without an investment adviser and at risk of suffering significant harm. The Board unanimously recommends that you vote "FOR ALL" the Board's nominees, each of whom is a current Trustee, and "AGAINST" Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc.

The Board has significant concerns that Saba Capital may not have complied with the advance notice provisions of the Fund's Amended and Restated Bylaws (the "Bylaws") in connection with the submission of the Saba Capital Shareholder Notice. Since receiving the Saba Capital Shareholder Notice on May 4, 2020, the Fund has communicated in writing to Saba Capital on four separate occasions the Board's concerns that, in connection with submitting the Saba Capital Shareholder Notice, Saba Capital may not have complied with the Bylaws' advance notice provisions. As part of its commitment to conducting a thoughtful and careful process, intended to further the ability of the Board and its Governance and Nominating Committee to make informed decisions regarding whether Saba Capital complied with the Bylaws' advance notice provisions, the Fund has made three separate written requests to Saba Capital for additional information to address the Board's concerns. To date, Saba Capital has demonstrated an apparent unwillingness to provide the Fund with the requested information and has not been willing to make available its proposed nominees for interviews by the Board's Governance and Nominating Committee. While the Board has significant concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with the submission of the Saba Capital Shareholder Notice, as of the date hereof, there continues to exist the possibility that, prior to the mailing of this Proxy Statement, Saba Capital will provide the Board with information that addresses the Board's concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions. Accordingly, as of the date hereof, neither the Board nor its Governance and Nominating Committee has made a final determination in this regard. To the extent that the Board does not make such a final determination until subsequent to the mailing of this Proxy Statement, the Board will file with the SEC an amendment to this Proxy Statement that discloses such determination.

Please read this Proxy Statement carefully and vote on the enclosed WHITE proxy card or by internet or telephone as recommended by the Board in order to prevent Saba Capital from advancing its self-interested and irresponsible agenda. Whether or not you expect to attend the Annual Meeting, and in order to facilitate timely receipt of your proxy vote given the potential impact of COVID-19, we urge you to sign, date and return the enclosed WHITE proxy card or vote by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

You may receive proxy solicitation materials from Saba Capital and/or other persons or entities affiliated with Saba Capital, including an opposition proxy statement and proxy card. Please be advised that the Fund is not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by Saba Capital or any other statements that may be made by Saba Capital and/or other persons or entities affiliated with Saba Capital.

Do not send back any proxy card other than the enclosed WHITE proxy card, even to withhold votes on Saba Capital's Trustee nominees or to vote against Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc., as this may cancel your prior vote for your Board's Nominees and your vote against Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba Capital, you can change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or
(iii) by voting at the Annual Meeting.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation, if you do not give voting instructions to your broker-dealer, pursuant to the rules of the New York Stock Exchange, your broker-dealer will not be able to vote your shares with respect to the election of Trustees or Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc. We urge you to instruct your broker-dealer to vote your shares on the WHITE proxy card.

If you sign the WHITE proxy card, but do not fill in a vote, your shares will be voted "FOR" the Board's Trustee nominees and "AGAINST" Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc. If any other business is brought before the Annual Meeting your shares will be voted at the discretion of the proxy holders named on the WHITE proxy card in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Exchange Act.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Okapi Partners LLC, toll free at (877) 566-1922.

                Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Shareholders to be Held on [.], 2020:

Our Proxy Statement is attached. Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including the Proxy Statement and a WHITE proxy card, and by notifying you of the availability of these proxy materials on the Internet. This Notice and the attached Proxy Statement are available on the Internet at www.OkapiVote.com/PHD.

                                                  By Order of the Board of
                                                  Trustees,
                                                  Christopher J. Kelley
                                                  Chief Legal Officer and
                                                  Secretary

Boston, Massachusetts
July [.], 2020

                                   IMPORTANT

   It is important that your shares be represented at the Annual Meeting, no matter how many or how few shares you own. Whether or not you expect to attend the Annual Meeting, and in order to facilitate timely receipt of your proxy vote given the potential impact of COVID-19, we urge you to sign, date and return the enclosed WHITE proxy card or vote by internet or telephone as promptly as possible. Shareholders who execute a proxy card may nevertheless revoke their proxy, and attend and vote their shares at the Annual Meeting. "Street name" shareholders who wish to vote their shares at the Annual Meeting will need to obtain a legal proxy from the broker in whose name their shares are registered. The instructions for voting by Internet or telephone are provided on the enclosed WHITE proxy card.

   Your Board strongly urges you not to sign or return any proxy card or voting instruction form that you may receive from Saba Capital or any person other than the Fund, even to withhold votes on Saba Capital's Trustee nominees or to vote against Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc., as this may cancel your prior vote for your Board's Nominees and your vote against Saba Capital's proposal to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc. Any proxy card you sign and return from Saba Capital for any reason could invalidate previous WHITE proxy cards you signed and returned.

   Only your latest dated, signed proxy card or voting instruction form will be counted. Any proxy card may be revoked at any time prior to its exercise at the 2020 Annual Meeting as described in this Proxy Statement.

                                  IMPORTANT!

       PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

                   WE URGE YOU NOT TO SIGN ANY PROXY CARD OR
              VOTING INSTRUCTION FORM SENT TO YOU BY SABA CAPITAL
                       OR ANY PERSON OTHER THAN THE FUND

   Remember, you can also vote your shares by telephone or via the Internet.
                               Please follow the
              easy instructions on the enclosed WHITE proxy card.

            If you have any questions or need assistance in voting
               your shares, please contact our proxy solicitor:

 LOGO
                              Okapi Partners LLC
                   1212 Avenue of the Americas, 24/th/ Floor
                           New York, New York 10036

            Banks and Brokerage Firms, Please Call: (212) 297-0720 Shareholders and All Others Call Toll-Free: (877) 566-1922

                         Email: info@okapipartners.com

                               TABLE OF CONTENTS

                                                                                                                            Page
INFORMATION CONCERNING THE MEETING.........................................................................................   4

   Why did you send me this Proxy Statement?...............................................................................   4

   What is the purpose of the Annual Meeting?..............................................................................   4

   Why is this year's Annual Meeting so important?.........................................................................   4

   What are the Board's voting recommendations?............................................................................   5

   What should I do if I receive a proxy card or voting instruction form from Saba Capital?................................   7

   What does it mean if I receive more than one WHITE proxy card or voting instruction form?...............................   7

   I share an address with another shareholder, and we received only one proxy card or voting instruction form. How may I
     obtain an additional copy of the proxy materials?.....................................................................   7

   Who can vote at the Annual Meeting?.....................................................................................   8

   How many votes do I have?...............................................................................................   8

   How many shares must be present to conduct the Annual Meeting?..........................................................   8

   What is the difference between a "record holder" and a "beneficial owner"?..............................................   8

   If I am a shareholder of record of the Fund's shares, how do I vote?....................................................   8

   If I am a beneficial owner of the Fund's shares held in street name, how do I vote?.....................................   9

   How will WHITE proxy cards be voted?....................................................................................   9

   What happens if I do not give specific voting instructions on the WHITE proxy card?.....................................   9

   Can I change my vote after I have voted?................................................................................  10

   What are "broker non-votes" and will brokers be able to vote on any of the proposals without a client's instructions?...  10

   What is the voting requirement to approve each of the proposals?........................................................  10

   What is the deadline to propose actions for consideration at next year's annual meeting of shareholders?................  11

   Who will pay the costs of the Fund's proxy solicitation?................................................................  11

   What will be the cost of the Fund's proxy solicitation?.................................................................  11

   Who will solicit proxies on behalf of the Board?........................................................................  12

   In light of COVID-19, will the Annual Meeting be held in-person or virtually?...........................................  12

   How can I attend the Annual Meeting?....................................................................................  12

   What other information should I know in deciding how to vote?...........................................................  13

   How can I obtain additional copies of these materials or copies of other documents?.....................................  13

   Who can answer my questions?............................................................................................  13

BACKGROUND OF THE CONTESTED SOLICITATION...................................................................................  14

PROPOSAL 1 - ELECTION OF TRUSTEES..........................................................................................  17

   General.................................................................................................................  17

   Trustee Class Designations and Terms of Office..........................................................................  20

   Information Regarding the Board's Nominees and Other Trustees...........................................................  20

   Responsibilities of the Board of Trustees...............................................................................  21

   Board Committees........................................................................................................  23

   Oversight of Risk Management............................................................................................  26

   Material Relationships of the Independent Trustees......................................................................  27

   Executive Officers of the Fund..........................................................................................  27

                               TABLE OF CONTENTS
                                  (continued)


                                                                                                                Page
   Compensation of Trustees and Executive Officers.............................................................  28

   Required Shareholder Vote...................................................................................  29

   Board Recommendation........................................................................................  29

PROPOSAL 2 - SABA CAPITAL'S PROPOSAL TO TERMINATE THE FUND'S INVESTMENT ADVISORY
  AGREEMENT....................................................................................................  30

   General.....................................................................................................  30

   Reasons for the Fund's Shareholders to Vote Against the Saba Proposal to Terminate the Investment Advisory
     Agreement.................................................................................................  30

   Required Shareholder Vote...................................................................................  34

   Board Recommendation........................................................................................  34

FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...................................................  35

   Audit Fees..................................................................................................  35

   Audit-Related Fees..........................................................................................  35

   Tax Fees....................................................................................................  35

   All Other Fees..............................................................................................  35

   Affiliates' Fees For Non-Audit Services Required To Be Pre-Approved.........................................  35

   General Audit Committee Approval Policy.....................................................................  35

   Aggregate Non-Audit Fees....................................................................................  36

OWNERSHIP OF SHARES OF THE FUND................................................................................  37

OTHER MATTERS..................................................................................................  37

APPENDIX A: SUPPLEMENTAL INFORMATION CONCERNING PARTICIPANTS...................................................  39

                          PRELIMINARY PROXY STATEMENT
                   SUBJECT TO COMPLETION DATED JULY 17, 2020

                              PROXY STATEMENT OF
                       PIONEER FLOATING RATE TRUST (PHD)
                                60 State Street
                          Boston, Massachusetts 02109
                                1-800-859-8508

       PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

This Proxy Statement and the enclosed WHITE proxy card are being furnished by the Board of Trustees (the "Board") of the Pioneer Floating Rate Trust, a Delaware statutory trust (the "Fund"), in connection with its solicitation of proxies from the holders of common shares of beneficial interest, no par value (the "Common Shares"), of the Fund. The proxies will be voted at the Annual Meeting of Shareholders of the Fund (the "Annual Meeting") and at any adjournment, postponement, continuation, or rescheduling thereof. The Annual Meeting is scheduled to be held on [INSERT DAY OF WEEK], [INSERT MONTH] [.], 2020 at 3:00 p.m. (Eastern Time). The Annual Meeting will be held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

We currently plan to hold the Annual Meeting at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110. However, as part of our precautions regarding the novel coronavirus (COVID-19), we are sensitive to the public health and travel concerns that our shareholders may have, as well as any restrictions and/or protocols that federal, state, and local governments may impose. Accordingly, in order to maintain a safe and healthy environment at our Annual Meeting, the Fund and the Board are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding COVID-19. The Board reserves the right to reconsider the date, time, and/or means of convening the Annual Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Annual Meeting solely by means of remote communications, or may hold a "hybrid" meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications, the Fund will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Fund, filed with the Securities and Exchange Commission (the "SEC") as additional proxy material, and/or posted on our website: amundipioneer.com/us. We encourage you to check the website prior to the meeting if you plan to attend. Attendees are also encouraged to review guidance from public health authorities on this issue.

This Proxy Statement and the enclosed WHITE proxy card are being mailed to shareholders of the Fund on or about [INSERT MONTH] [.], 2020. The Annual Report for the Fund for the fiscal year ended November 30, 2019 was previously mailed to the Fund's shareholders.

This Annual Meeting is extremely important because Saba Capital Management, L.P. ("Saba Capital"), an activist investor that targets closed-end investment funds to extract short-term profits for itself and its clients at the expense of long-term fund shareholders, and which, up until May 1, 2020, publicly represented itself as a "passive" investor in the Fund, has acquired approximately 24.8% of the Fund's common shares and has provided the Fund with a notice (the "Saba Capital Shareholder Notice") disclosing its intention to elect three candidates to the Board at the Annual Meeting, in opposition to the three highly qualified and very experienced nominees recommended by the Board. Saba Capital has also disclosed it plans to present a shareholder proposal at such meeting to terminate the Fund's investment advisory agreement with Amundi Pioneer Asset Management, Inc., which formerly was known as Pioneer Investment Management, Inc. (the "Saba Proposal to Terminate the Investment Advisory Agreement"). Given that Saba Capital has not proposed a replacement investment adviser, the Board believes that Saba Capital's proposal is self-serving and extremely irresponsible since, if approved, it would leave the Fund without an investment adviser and at risk of suffering significant harm. The Board unanimously recommends that you vote "FOR ALL" the Board's nominees, each of whom is a current Trustee, and "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement.

The Board has significant concerns that Saba Capital may not have complied with the advance notice provisions of the Fund's Amended and Restated Bylaws (the "Bylaws") in connection with the submission of the Saba Capital Shareholder Notice. Since receiving the Saba Capital Shareholder Notice on May 4, 2020, the Fund has communicated in writing to Saba Capital on four separate occasions the Board's concerns that, in connection with submitting the Saba Capital Shareholder Notice, Saba Capital may not have complied with the Bylaws' advance notice provisions. As part of its commitment to conducting a thoughtful and careful process, intended to further the ability of the Board and its Governance and Nominating Committee to make informed decisions regarding whether Saba Capital complied with the Bylaws' advance notice provisions, the Fund has made three separate written requests to Saba Capital for additional information to address the Board's concerns. To date, Saba Capital has demonstrated an apparent unwillingness to provide the Fund with the requested information and has not been willing to make available its proposed nominees for interviews by the Board's Governance and Nominating Committee. While the Board has significant concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with the submission of the Saba Capital Shareholder Notice, as of the date hereof, there continues to exist the possibility that, prior to the mailing of this Proxy Statement, Saba Capital will provide the Board with information that addresses the Board's concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions. Accordingly, as of the date hereof, neither the Board nor its Governance and Nominating Committee has made a final determination in this regard. To the extent that the Board does not make such a final determination until subsequent to the mailing of this Proxy Statement, the Board will file with the SEC an amendment to this Proxy Statement that discloses such determination.

Please read this Proxy Statement carefully and vote on the enclosed WHITE proxy card as recommended by the Board in order to prevent Saba Capital from advancing its self-interested and irresponsible agenda. Whether or not you expect to attend the Annual Meeting, and in order to facilitate timely receipt of your proxy vote given the potential impact of COVID-19, we urge you to sign, date and return the enclosed WHITE proxy card or vote by internet or telephone as promptly as possible. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

You may receive proxy solicitation materials from Saba Capital and/or other persons or entities affiliated with Saba Capital, including an opposition proxy statement and proxy card. Please be advised that the Fund is not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by Saba Capital or any other statements that may be made by Saba Capital and/or other persons or entities affiliated with Saba Capital.

Do not send back any proxy card other than the enclosed WHITE proxy card, even to withhold votes on Saba Capital's Trustee nominees or to vote against the Saba Proposal to Terminate the Investment Advisory Agreement, as this may cancel your prior vote on any previously submitted WHITE proxy card or voting instruction form for your Board's Nominees and against the Saba Proposal to Terminate the Investment Advisory Agreement. The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba Capital, you can change your vote
(i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith; (ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting at the Annual Meeting.

The Board has fixed the close of business on June 23, 2020 as the record date for the determination of the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment, postponement, continuation, or rescheduling thereof. As of June 23, 2020, there were 24,738,174 Common Shares of beneficial interest (the "Common Shares") of the Fund outstanding.

Shareholders as of the close of business on the record date will be entitled to one vote for each whole Common Share held and each fractional Common Share shall be entitled to a proportionate fractional vote. All properly executed WHITE proxy cards received prior to the Annual Meeting will be voted at the meeting. Each WHITE proxy card will be voted in accordance with its instructions; if no instruction is given, an executed WHITE proxy card will authorize the persons named on such proxy card as proxies, or any of them, to vote in favor of the election of each of the Board's recommended Trustee nominees named on such proxy card and against the Saba Proposal to Terminate the Investment Advisory Agreement included on such WHITE proxy card.

The Board knows of no business other than that mentioned in the Notice of Annual Meeting of Shareholders that will be presented for consideration at the Annual Meeting. If any other matters are properly presented at the Annual Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their judgment.

An executed WHITE proxy card delivered to the Fund is revocable by the person giving it, prior to its exercise, by a signed writing filed with the Fund's Secretary, by executing and delivering a later dated proxy, or by attending and voting at the meeting. Merely attending the meeting will not revoke a previously executed proxy.

If you hold your shares through a broker-dealer, the broker-dealer is the record holder of your shares. Since this is a contested proxy solicitation, pursuant to the rules of the New York Stock Exchange (the "NYSE"), if you do not give voting instructions to your broker-dealer, your broker-dealer will not be able to vote your shares with respect to the election of Trustee nominees or any other proposal. We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card. Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.

If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor: Okapi Partners LLC, toll free at (877) 566-1922.

                      INFORMATION CONCERNING THE MEETING

Why did you send me this Proxy Statement?

We sent you this Proxy Statement and the accompanying WHITE proxy card because the Board is soliciting your proxy to vote at the Annual Meeting scheduled to be held on [INSERT DAY OF WEEK], [INSERT MONTH] [.], 2020, at [.] Eastern Time, and at any postponement or adjournment of the Annual Meeting. This Proxy Statement provides you with information that you should review before making a voting decision with regards to any of the matters described in this Proxy Statement. The Annual Report for the Fund for the fiscal year ended
November 30, 2019 was previously mailed to shareholders.

Please read this Proxy Statement carefully and vote on the enclosed WHITE proxy card as recommended by the Board in order to prevent Saba Capital from advancing its self-interested and irresponsible agenda. Whether or not you expect to attend the Annual Meeting, and in order to facilitate timely receipt of your proxy given the potential impact of COVID-19, we urge you to sign, date and return the enclosed WHITE proxy card or vote by internet or telephone as promptly as possible.

What is the purpose of the Annual Meeting?

The Annual Meeting will be held for the following purposes:

    . To elect three Class II Trustees, each to serve until the Fund's 2023 annual meeting or until his or her successor is elected and qualified (Proposal No. 1);

    . If properly presented in accordance with the Bylaws, to vote upon the Saba Proposal to Terminate the Investment Advisory Agreement (Proposal No. 2); and

    . To act upon such other matters as may properly come before the Annual Meeting and any adjournment, postponement, continuation, or rescheduling thereof.

Why is this year's Annual Meeting so important?

This Annual Meeting is extremely important because Saba Capital, an activist investor that targets closed-end investment funds to extract short-term profits for itself and its clients at the expense of long-term fund shareholders, and which, up until May 1, 2020, publicly represented itself as a "passive" investor in the Fund, has acquired approximately 24.8% of the Fund's common shares and has provided the Fund with the Saba Capital Shareholder Notice disclosing its intention to elect three candidates to the Board at the Annual Meeting, in opposition to the three highly qualified and very experienced nominees recommended by the Board. Saba Capital has also disclosed it plans to present the Saba Proposal to Terminate the Investment Advisory Agreement. Given that Saba Capital has not proposed a replacement investment adviser, the Board believes that Saba Capital's proposal is self-serving and extremely irresponsible since, if approved, it would leave the Fund without an investment adviser and at risk of suffering significant harm. The Board unanimously recommends that you vote "FOR ALL" the Board's nominees, each of whom is a current Trustee, and "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement.

The Board has significant concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with the submission of the Saba Capital Shareholder Notice. Since receiving the Saba Capital Shareholder Notice on May 4, 2020, the Fund has communicated in writing to Saba Capital on four separate occasions the Board's concerns that, in connection with submitting the Saba Capital Shareholder Notice, Saba Capital may not have complied with the Bylaws' advance notice provisions. As part of its commitment to conducting a thoughtful and careful process, intended to further the ability of the Board and its Governance and Nominating Committee to make informed decisions regarding whether Saba Capital complied with the Bylaws' advance notice provisions, the Fund has made three separate written requests to Saba Capital for additional information to address the Board's concerns. To date, Saba Capital has demonstrated an apparent unwillingness to provide the Fund with the requested information and has not been willing to make available its proposed nominees for interviews by the Board's Governance and Nominating Committee. While the Board has significant concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with the submission of the Saba Capital Shareholder Notice, as of the date hereof, there continues to exist the possibility that, prior to the mailing of this Proxy Statement, Saba Capital will provide the Board with information that addresses the Board's concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions. Accordingly, as of the date hereof, neither the Board nor its Governance and Nominating Committee has made a final determination in this regard. To the extent that the Board does not make such a final determination until subsequent to the mailing of this Proxy Statement, the Board will file with the SEC an amendment to this Proxy Statement that discloses such determination.

What are the Board's voting recommendations?

The Board is composed of nine highly qualified individuals, seven of whom are Independent Trustees, each committed to fostering the Fund's long-term ability to achieve its investment objective. After careful consideration, the Board unanimously recommends that, using the WHITE proxy card accompanying this Proxy Statement, you vote "FOR ALL" of the Board's Trustee nominees named in this Proxy Statement (Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes) and "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement.

Proposal 1 - Election of Trustees

As noted above, Saba Capital has disclosed its intention to nominate three candidates for election to the Board at the Annual Meeting in opposition to the three highly qualified and very experienced nominees recommended by the Board. The Board does NOT endorse any nominee of Saba Capital and unanimously recommends that you vote on the WHITE proxy card "FOR ALL" the Trustee nominees recommended by the Board and named in this Proxy Statement (Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes), each of whom currently serves as a valued member of the Board.

The Board's reasons why shareholders should vote on the WHITE proxy card for the election of Ms. Durnin, Mr. Friedman, and Mr. Taubes are set forth in detail in this Proxy Statement but include, among others, the following:

    . That each of the Board's Trustee nominees is highly qualified and brings to the Board diverse perspectives, insights, experiences, and competencies that are central to the Fund's investment objective;

    . That each of the Board's Trustee nominees is deeply familiar with the Fund, its investment strategies, and its investment objective, as well as with the Fund's portfolio managers and other key personnel that manage the day-to-day operations of the Fund;

    . That, as incumbent members of the Board, each of the Board's Trustee nominees has made significant contribution to the Board's deliberations and has proven that each has the integrity, knowledge, breadth of relevant and diverse experience, and proven commitment necessary to oversee the creation of value for the Fund's shareholders;

    . That each of the Board's Trustee nominees serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex;

    . That each of the Board's Trustee nominees has substantial experience protecting fund shareholders' interests;

    . That each of the Board's Trustee nominees, as part of their service on the boards of multiple closed-end funds, has experience regularly evaluating issues unique to closed-end funds, including the discount at which closed-end funds' shares may trade relative to their net asset value per share; and

    . That the election of the Board's Trustee nominees will promote the continuity of the Fund's oversight and governance structure, which the Board deems particularly important as the Board navigates the Fund through an unprecedented period of macroeconomic uncertainty and market volatility.

In nominating Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes for election as Class II Trustees, and recommending that shareholders vote on the WHITE proxy card "FOR ALL" of the Trustee nominees recommended by the Board, the Board also took into consideration the qualifications and experience of Saba Capital's proposed nominees and concluded that none of Saba Capital's proposed nominees would bring to the Board any relevant experience, skills, or competencies not already present among the current members of the Board.

In addition, Saba Capital did not provide the Board with any credible arguments as to why its proposed nominees are more qualified than the three highly qualified, experienced, and valued members of the Board that Saba Capital is seeking to replace. Further, in contrast to the Board's nominees, each whom has proven experience in overseeing the Fund as it continues to fulfill its investment objective and create value for the benefit of all shareholders, Saba Capital's proposed nominees are unfamiliar with the Fund and have been handpicked and nominated by Saba Capital and are participants in Saba Capital's proxy solicitation to advance an extremely irresponsible proposal to terminate the Fund's investment adviser with no replacement identified, an action that could leave the Fund "orphaned" and without any investment adviser to execute the investment objective that attracted shareholders to the Fund. The Board also noted that Saba Capital's proposed nominees, which included no women, would, if elected, reduce the Board's gender diversity. The Board further noted that one of Saba Capital's proposed nominees, Charles I. Clarvit, had recently been elected to the board of trustees of both the Eaton Vance Floating-Rate Income Plus Fund and the Voya Prime Rate Trust, both competitors of the Fund, as a result of proxy contests by Saba Capital seeking his election.

The Board is always amenable to adding to its membership additional Trustees who would add to the depth, breadth, and diversity of its insights, perspectives, competencies, and skills and is receptive to considering and interviewing candidates referred to the Fund by a shareholder, but the Board believes that such candidates must be committed to acting in the best interests of ALL shareholders and must not be, in any way, obligated or expected to serve or advocate for the interests of any particular constituency. In this regard, the Board found it concerning the unwillingness of Saba Capital to commit to make available its proposed nominees to interviews with the Governance and Nominating Committee, though Saba Capital indicated that such interviews may be appropriate at a future date.

See "PROPOSAL 1 - ELECTION OF TRUSTEES."

Proposal 2 - Saba Proposal to Terminate the Investment Advisory Agreement

Saba Capital has also disclosed its intention to present the Saba Proposal to Terminate the Investment Advisory Agreement and, pursuant thereto, terminate the Fund's investment advisory agreement (the "Investment Advisory Agreement") with Amundi Pioneer Asset Management, Inc., which formerly was known as Pioneer Investment Management, Inc. ("Amundi Pioneer").

Amundi Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, has served as both investment adviser and administrator to the Fund since 2004. Amundi Pioneer is an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. Amundi is majority owned by Credit Agricole S.A. As of March 31, 2020, Amundi had more than $1.6 trillion in assets under management worldwide. As of March 31, 2020, Amundi Pioneer (and its U.S. affiliates) had over $80 billion in assets under management.

The Board, including the Trustees who are not "interested persons" of the Fund (each, a "non-interested Trustee" or an "Independent Trustee"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), who constitute a majority of the Fund's Board, has carefully considered, with the assistance of its advisers, the Saba Proposal to Terminate the Investment Advisory Agreement and has unanimously determined that such proposal is not in the best interests of the Fund and its shareholders. The Board believes that the Saba Proposal to Terminate the Investment Advisory Agreement is self-serving and extremely irresponsible since Saba Capital has not proposed a replacement investment adviser and, if such proposal was approved, it would leave the Fund without an investment adviser and at risk of suffering significant harm. Accordingly, the Board unanimously recommends that you vote on the WHITE proxy card "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement.

The Board's reasons why shareholders should vote on the WHITE proxy card "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement are set forth in detail in this Proxy Statement but include, among others, the following:

    . Amundi Pioneer's record in driving strong investment performance (including high current yield) for the Fund over various periods of time as measured against peer funds and relevant benchmarks;

    . The potentially significant harm that the Fund would suffer if the Investment Advisory Agreement was terminated;

    . That termination of the Investment Advisory Agreement would create a period of substantial uncertainty for the Fund;

    . That termination of the Investment Advisory Agreement would be an event of default under the Fund's credit agreement, which is how the Fund employs leverage;

    . That the appointment of a successor investment adviser pursuant to a new investment advisory agreement must be approved by the Board and the Fund's shareholders and would entail an expensive and time-consuming approval process;

    . That termination of the Investment Advisory Agreement would expose the Fund to substantial risk and expense in identifying, selecting, and obtaining Board and shareholder approval of a new investment adviser;

    . That termination of the Investment Advisory Agreement could leave the Fund "orphaned" without an investment adviser or access to its portfolio management personnel;

    . That the Board reviews the Fund's relationship with Amundi Pioneer on an annual basis to determine annually whether to renew the Investment Advisory Agreement and would not renew the Investment Advisory Agreement if it does not believe that such renewal is warranted;

    . That the management fee payable by the Fund to Amundi Pioneer was recently determined by the Board, in connection with its annual review of the Investment Advisory Agreement, to be reasonable in relation to the nature and quality of the services provided by Amundi Pioneer;

    . That the Fund relies significantly on Amundi Pioneer to provide not only investment advisory services, but also critical administrative services;

    . The nature, extent, and quality of the services that have been provided by Amundi Pioneer to the Fund;

    . The reputation and financial resources of Amundi Pioneer and its parent, Amundi; and

    . Amundi Pioneer's strong culture of promoting ethical conduct, legal and regulatory compliance and fiduciary responsibility.

See "PROPOSAL 2--SABA CAPITAL'S PROPOSAL TO TERMINATE THE FUND'S INVESTMENT ADVISORY AGREEMENT."

What should I do if I receive a proxy card or voting instruction form from Saba Capital?

You may receive proxy solicitation materials from Saba Capital and/or other persons or entities affiliated with Saba Capital, including an opposition proxy statement and proxy card. Please be advised that the Fund is not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by Saba Capital or any other statements that may be made by Saba Capital and/or other persons or entities affiliated with Saba Capital.

DO NOT sign or return any proxy card or voting instruction form that may be sent to you by Saba Capital or any party other than the Fund, even to withhold votes on Saba Capital's Trustee nominees or to vote against the Saba Proposal to Terminate the Investment Advisory Agreement, as this may cancel any previously submitted vote on a WHITE proxy card or voting instruction form for your Board's Nominees and against the Saba Proposal to Terminate the Investment Advisory Agreement. If you submit a proxy card other than the WHITE proxy card, you may revoke that proxy by voting your proxy "FOR" the Board's nominees and "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement by telephone or the Internet by following the instructions on the WHITE proxy card or the voting instruction form provided by your broker or by completing, signing, dating, and returning the enclosed WHITE proxy card prior to the Annual Meeting. Only the latest validly executed proxy card or voting instruction form that you submit will be counted.

What does it mean if I receive more than one WHITE proxy card or voting instruction form?

You may receive more than one WHITE proxy card or voting instruction form. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction form for each brokerage account in which you hold shares. If you are a shareholder of record and your shares are registered in more than one name, you may receive more than one WHITE proxy card. To ensure that all of your shares are voted, please vote using each WHITE proxy card or voting instruction form that you receive.

I share an address with another shareholder, and we received only one proxy card or voting instruction form. How may I obtain an additional copy of the proxy materials?

The Fund has adopted a procedure approved by the SEC called "householding." Under this procedure, the Fund delivers one set of proxy materials to multiple shareholders who share the same address unless the Fund has received contrary instructions from one or more of the shareholders.

This procedure potentially means extra convenience for shareholders and reduces the Fund's printing and mailing costs as well as the environmental impact of its annual meetings. Shareholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, the Fund will deliver promptly a separate copy of this Proxy Statement to any shareholder at a shared address to which the Fund delivered a single copy of the proxy materials. If you are a shareholder who shares an address with another shareholder and would like only one copy of future proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or notify us if you are the shareholder of record.

To receive free of charge a separate copy of the proxy materials, shareholders may contact Okapi Partners LLC, toll free at (877) 566-1922.

Shareholders who hold shares in "street name" (as described below) may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who can vote at the Annual Meeting?

Only shareholders of the Fund as of the record date (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, June 23, 2020, there were 24,738,174 Common Shares issued and outstanding.

How many votes do I have?

On any matter submitted to a vote of shareholders each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote.

How many shares must be present to conduct the Annual Meeting?

We must have a "quorum" present to hold the meeting. One-third of the outstanding Common Shares entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. Abstentions (Common Shares for which proxies have been received but for which the holders have abstained from voting) will be treated as present for purposes of determining a quorum. An inspector of elections appointed for the meeting will determine whether a quorum is present and will tabulate votes cast at the meeting. If a quorum is not present, we expect to adjourn the Annual Meeting until we obtain a quorum.

Since it is not expected that brokers will be entitled to vote on any of the proposals being presented at the Annual Meeting without instructions from their clients, it is not expected that there will be any broker non-votes, which are described below, at the Annual Meeting. Accordingly, there will be no broker non-votes included in the calculation of the number of Common Shares represented at the Annual Meeting for purposes of determining whether a quorum has been achieved. For more information on broker non-votes, see "What are "broker non-votes" and will brokers be able to vote on any of the proposals without a client's instructions?" below.

What is the difference between a "record holder" and a "beneficial owner"?

If your shares are registered directly in your name, you are considered the "record holder" of your shares. If, on the other hand, your shares are held in a brokerage account or by a bank or other intermediary, you are considered the "beneficial owner" of shares held in street name. As a beneficial owner, you have the right to direct your broker or other intermediary on how to vote and you are also invited to attend the meeting. Since a beneficial owner is not the record holder, you may not vote these shares at the meeting unless you obtain a "legal proxy" from your broker or other intermediary that holds your shares, giving you the right to vote your shares at the meeting. Your broker or other intermediary has provided you with instructions regarding how to direct the voting of your shares.

If I am a shareholder of record of the Fund's shares, how do I vote?

If you are a shareholder of record, there are four ways to vote:

..   At the Annual Meeting. You may vote at the Annual Meeting by requesting a ballot from an usher when you arrive. You must bring valid picture identification such as a driver's license or passport and proof of stock ownership as of the Record Date.

    If the Board chooses to hold the Annual Meeting by means of remote communications, further details on how to vote at the Annual Meeting will be provided by the Fund in a press release issued by the Fund, filed with the SEC as additional proxy materials, and/or posted on our website: amundipioneer.com/us.

..   Via the Internet. You may vote by proxy via the Internet by following the instructions included on the WHITE proxy card or voting instruction form included with your materials.

..   By Telephone. You may vote by proxy by calling the toll free number found on the WHITE proxy card or voting instruction form included with your materials.

..   By Mail. You may vote by proxy by filling out the WHITE proxy card or voting instruction form and returning it in the envelope provided.

If I am a beneficial owner of the Fund's shares held in street name, how do I vote?

If you are a beneficial owner of shares held in street name, there are two ways to vote:

..   At the Annual Meeting. If you are a beneficial owner of shares held in street name and wish to vote at the Annual Meeting, you must obtain a "legal proxy" from the organization that holds your shares. A legal proxy is a written document that will authorize you to vote your shares held in street name at the Annual Meeting. Please contact the organization that holds your shares for instructions regarding obtaining a legal proxy. You must bring a copy of the legal proxy to the Annual Meeting and ask for a ballot from an usher when you arrive. You must also bring valid picture identification such as a driver's license or passport and proof that the organization that holds your shares held such shares on the Record Date. In order for your vote to be counted, you must hand both the copy of the legal proxy and your completed ballot to an usher to be provided to the inspector of election.

   If the Board chooses to hold the Annual Meeting by means of remote communications, further details on how to vote at the Annual Meeting will be provided by the Fund in a press release issued by the Fund, filed with the SEC as additional proxy materials, and/or posted on our website: amundipioneer.com/us.

..   By proxy. If you are a beneficial owner of shares held in street name, this
    Proxy Statement and accompanying materials have been forwarded to you by the organization that holds your shares. Such organization will vote your shares in accordance with your instructions using the methods set forth in the information provided to you by such organization.

How will WHITE proxy cards be voted?

All properly executed and unrevoked WHITE proxy cards received in time for the Annual Meeting will be voted in accordance with the instructions contained in such proxies.

What happens if I do not give specific voting instructions on the WHITE proxy card?

If the WHITE proxy card is signed and returned to the Fund without giving specific voting instructions, the persons named as proxy holders on the WHITE proxy card will vote the shares represented thereby "FOR ALL" the Board's Trustee nominees, "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement, and, with respect to any other matters properly presented for a vote at the Annual Meeting, at the discretion of such proxy holders and in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Board has named Lisa M. Jones, Christopher J. Kelley, and Thomas Reyes, or any of them, as proxies, each with the full power to appoint his or her substitute, and has authorized each of them to represent and to vote the Fund's Common Shares as directed by shareholders.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the taking of the vote at the Annual Meeting. Prior to the applicable cutoff time, you may change your vote using the Internet or telephone methods described above, in which case only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted. You may also revoke your proxy and change your vote by signing and returning a new proxy card or voting instruction form dated as of a later date, or by attending and voting at the Annual Meeting. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you properly vote at the Annual Meeting or specifically request that your prior proxy be revoked by delivering a written notice of revocation to the Fund's Secretary at 60 State Street, Boston, Massachusetts 02109.

If you voted using the proxy card sent to you by Saba Capital, you can revoke it by signing, dating, and returning the WHITE proxy card or voting instruction form in the postage-paid envelope provided or by submitting your proxy by telephone or by Internet by following the instructions on the WHITE proxy card or voting instruction form. Only your last-dated proxy or voting instruction form will count - any proxy or voting instruction form may be revoked at any time prior to its exercise at the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the Annual Meeting.

What are "broker non-votes" and will brokers be able to vote on any of the proposals without a client's instructions?

..   Generally, broker non-votes occur when shares held by a broker, bank, or other nominee in "street name" for a beneficial owner are not voted with respect to a particular proposal because the broker, bank, or other nominee has not received voting instructions from the beneficial owner and lacks discretionary voting power to vote those shares with respect to that particular proposal. If your shares are held in the name of a brokerage firm, and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal unless it is a "routine" matter.

..   If, as expected, Saba Capital files definitive proxy materials to contest the election of the Fund's Trustee nominees and seek approval of the Saba Proposal to Terminate the Investment Advisory Agreement and mails such materials to you, then, pursuant to the rules of the NYSE which provide that there can be no routine proposals at a meeting that is the subject of a contested solicitation, none of the matters to be voted on at the Annual Meeting will be deemed "routine" matters. Accordingly, brokers will not be permitted to vote your shares at the Annual Meeting with respect to the election of nominees or the Saba Proposal to Terminate the Investment Advisory Agreement without your instructions as to how to vote. Please instruct your broker how to vote your shares using the voting instruction form provided by your broker.

..   Since it is not expected that any of the proposals being presented at the
    Annual Meeting will be routine, it is not expected that there will be any broker non-votes at the Annual Meeting.

What is the voting requirement to approve each of the proposals?

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders at the Annual Meeting at which a quorum is present. This means that the three Trustee nominees receiving the greatest number of shares voted "FOR" their election will be elected to the Board. Proxies may not be voted for more than three Trustee nominees. Shareholders may not cumulate votes for Trustee nominees. The last proxy card submitted by a shareholder will be counted. For purposes of Proposal 1, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election because only votes "FOR" are considered in a plurality voting requirement. A shareholder cannot abstain in the election of Trustees.

The approval of the Saba Proposal to Terminate the Investment Advisory
Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which is defined in Section 2(a)(42) of the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at the Annual Meeting, if more than 50% of the outstanding shares are represented at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting. Shares of the Fund represented by proxies that reflect abstentions will be counted towards a quorum, but will have the same effect as a vote against the Saba Proposal to Terminate the Investment Advisory Agreement.

If, as expected, Saba Capital files definitive proxy materials to contest the election of the Fund's Trustee nominees and seek approval of the Saba Proposal to Terminate the Investment Advisory Agreement and mails such materials to you, then, pursuant to the rules of the NYSE, broker-dealers that are the record holder of shares for their customers will not be permitted by the rules of the NYSE to vote on either Proposal 1, the election of Trustees, or Proposal 2, the Saba Proposal to Terminate the Investment Advisory Agreement, on behalf of their customers and beneficial owners in the absence of voting instructions from such customers and beneficial owners. We urge you to instruct your broker-dealer to vote your shares with the WHITE proxy card. Please consult with your broker-dealer regarding your ability to revoke voting instructions after they have been provided.

What is the deadline to propose actions for consideration at next year's annual meeting of shareholders?

You may submit proposals for consideration at our 2021 annual meeting of shareholders. For a shareholder proposal to be considered for inclusion in our proxy statement for our 2021 annual meeting pursuant to Rule 14a-8 of the Exchange Act, the written proposal must be received by the Secretary of the Fund at the Fund's principal offices at 60 State Street, Boston, Massachusetts 02109 on or before [.], 2021. Such proposals also must comply with Rule 14a-8 of the Exchange Act. The submission by a shareholder of a proposal for inclusion in our proxy statement does not guarantee that it will be included.

For a shareholder to bring business before our 2021 annual meeting of shareholders that is not intended to be included in our proxy statement for our 2021 annual meeting pursuant to Rule 14a-8 of the Exchange Act, the Fund must receive written advance notice of such proposed business from such shareholder at the Fund's principal offices at 60 State Street, Boston, Massachusetts 02109, not earlier than [.], 2021 and not later than [.], 2021; provided, however, that in the event that the date of the mailing of the notice for our 2021 annual meeting is advanced or delayed by more than 30 calendar days from the anniversary date of the mailing of the notice for our 2020 annual meeting, an advance notice by a shareholder to be timely must be so delivered not earlier than the close of business on the 120/th/ calendar day prior to the date of mailing of the notice for our 2021 annual meeting and not later than the close of business on the later of the 90th calendar day prior to the date of mailing of the notice for our 2021 annual meeting or the 10th calendar day following the day on which we first make public announcement of the date of mailing of the notice for our 2021 annual meeting. Such an advance notice from a shareholder must comply with all applicable requirements of the Bylaws, including providing in such notice the information required by the Bylaws. In addition, a shareholder delivering such a notice to the Fund must also comply with all applicable provisions of state law and the Exchange Act.

In addition, in order for any shareholder proposals submitted outside of Rule 14a-8 of the Exchange Act to be considered "timely" for purposes of Rule 14a-4(c) of the Exchange Act, the proposal must be received at the Fund's principal offices at 60 State Street, Boston, Massachusetts 02109 not later than [.], 2021.

Who will pay the costs of the Fund's proxy solicitation?

The Fund is paying the costs of its solicitation of proxies, including, but not limited to, the cost of preparing, printing, and mailing this Proxy Statement, accompanying notice of annual meeting of shareholders, and the accompanying WHITE proxy card. The Fund may also reimburse brokerage firms, banks, broker-dealers, or other similar organizations for the cost of forwarding proxy materials to beneficial owners of the shares held of record by such persons.

What will be the cost of the Fund's proxy solicitation?

The Fund has retained Okapi Partners LLC to provide solicitation and advisory services in connection with this solicitation. It is anticipated that Okapi Partners LLC will be paid solicitation fees of not less than $[.] ($[.] of which has already been paid) plus charges for calls with individual investors. In addition, the Fund will advance costs and reimburse Okapi Partners LLC for reasonable out-of-pocket expenses and will indemnify Okapi Partners LLC against certain liabilities and expenses, including certain liabilities under the federal securities laws.

Although no precise estimate can be made at the present time, it is currently estimated that the Fund's aggregate out-of-pocket expenses, including those of Okapi Partners LLC, related to this proxy solicitation, in excess of those normally spent for an annual meeting and as a result of the potential proxy contest by Saba Capital and excluding base annual retainers and meeting fees of our Trustees, are currently estimated to be approximately $[.] ($[.] of which has already been paid). These solicitation costs are expected to include the fees payable to our proxy solicitor; fees of outside counsel and advisers to advise us in connection with a contested solicitation of proxies; increased costs related to investor relations; increased mailing costs, such as the costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of our Common Shares, as described above; and the costs of retaining an independent inspector of election.

Who will solicit proxies on behalf of the Board?

The original solicitation of proxies by mail, on behalf of the Board, may be supplemented by telephone, facsimile, electronic mail, text message, internet, and other electronic means and by personal solicitation by our Trustees, our executive officers, and other representatives, including employees of Amundi Pioneer (who will receive no additional compensation for such solicitation activities). Like most closed-end funds, the Fund has no employees of its own and the Fund's executive officers are employees of Amundi Pioneer.

As noted above, Okapi Partners LLC will also assist the Board in the solicitation of proxies. Okapi Partners LLC will solicit proxies from individuals, brokers, banks, bank nominees, and other institutional holders. Okapi Partners LLC anticipates that approximately 45 of its employees and/or other persons will be involved in soliciting the Fund's shareholders. Okapi Partners LLC does not believe that any of its owners, managers, officers, employees, affiliates, or controlling persons, if any, is a "participant" in this proxy solicitation.

Shareholders may also be solicited by advertisements in periodicals, press releases issued by the Fund, letters from the Fund to our shareholders, postings on our Fund website and/or other websites, including, without limitation, social media websites. Unless expressly indicated otherwise, information contained on our Fund's website is not part of this Proxy Statement. In addition, none of the information on the other websites listed in this Proxy Statement is part of this Proxy Statement. These website addresses are intended to be inactive textual references only.

Appendix A sets forth information relating to those persons, including the Board's nominees, the Trustees who are not nominees, the Fund's executive officers, and officers and employees of Amundi Pioneer, who are considered "participants" in the Fund's solicitation under the rules of the SEC by reason of their position as Trustees and/or nominees of the Fund or because they may solicit proxies on behalf of the Fund.

In light of COVID-19, will the Annual Meeting be held in-person or virtually?

We currently plan to hold the Annual Meeting at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110. However, as part of our precautions regarding the novel coronavirus (COVID-19), we are sensitive to the public health and travel concerns that our shareholders may have, as well as any restrictions and/or protocols that federal, state, and local governments may impose. Accordingly, in order to maintain a safe and healthy environment at our Annual Meeting, the Fund and the Board are closely monitoring statements issued by the World Health Organization (who.int) and the Centers for Disease Control and Prevention (cdc.gov) regarding COVID-19. The Board reserves the right to reconsider the date, time, and/or means of convening the Annual Meeting. Subject to any restrictions imposed by applicable law, the Board may choose to conduct the Annual Meeting solely by means of remote communications, or may hold a "hybrid" meeting where some participants attend in person and others attend by means of remote communications. If the Board chooses to change the date, time, and/or means of convening the Annual Meeting, including holding the Annual Meeting by means of remote communications, the Fund will announce the decision to do so in advance, and details on how to participate will be set forth in a press release issued by the Fund, filed with the SEC as additional proxy material, and/or posted on our website:amundipioneer.com/us. We encourage you to check the website prior to the meeting if you plan to attend. Attendees are also encouraged to review guidance from public health authorities on this issue.

How can I attend the Annual Meeting?

The Fund will admit to the Annual Meeting: (i) all shareholders of record of the Fund as of the Record Date; (ii) persons holding proof of beneficial ownership thereof at the Record Date, such as a letter or account statement from a broker; (iii) persons who have been granted valid proxies; and (iv) such other persons that the Fund, in its sole discretion, may elect to admit. For information on how to attend the Annual Meeting, you may contact the Fund's proxy solicitor, Okapi Partners LLC, at (877) 566-1922.

What other information should I know in deciding how to vote?

Please read the entire Proxy Statement because it contains important information about the Board's Trustee nominees, the Saba Proposal to Terminate the Investment Advisory Agreement, and other important information about the Fund and the Board.

If Saba Capital proceeds with its solicitation of proxies for the election of its three candidates as Trustees at the Annual Meeting, you will receive an opposing proxy statement and proxy card or other proxy solicitation materials from Saba Capital. We are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba Capital or any other statements it may otherwise make.

How can I obtain additional copies of these materials or copies of other documents?

This Proxy Statement and all other solicitation materials in connection with this proxy solicitation will be available on the internet, free of charge, at the SEC's website https://www.edgar.sec.gov. The Fund will furnish without charge a copy of its Annual Report for the fiscal year ended November 30, 2019 and any more recent semi-annual report to any shareholder upon request. Shareholders who want to obtain a copy of the Fund's reports should direct all written requests to the attention of the Fund, at the address listed above, or should call the Fund at (800) 710-0935. A copy of the Fund's Annual Report for the fiscal year ended November 30, 2019 is also available from Amundi Pioneer's website at https://www.amundipioneer.com/us/Resources-Planning/Order-Literature. You may also contact Okapi Partners LLC for additional copies of either this Proxy Statement, other solicitation materials in connection with this proxy solicitation, or the Fund's Annual Report for the fiscal year ended
November 30, 2019.

Who can answer my questions?

Given Saba Capital's plans to wage a proxy contest at this year's Annual Meeting to advance its self-interested and irresponsible agenda, your vote at this year's Annual Meeting is extremely important, no matter how many or how few shares you own. Whether or not you expect to attend the Annual Meeting, and in order to facilitate timely receipt of your proxy vote given the potential impact of COVID-19, we respectfully urge you to sign, date and return the enclosed WHITE proxy card as promptly as possible. Voting now will not limit your right to change your vote or to attend the Annual Meeting. If you have questions or require assistance in the voting of your shares, please call Okapi Partners LLC, the firm assisting the Fund in its solicitation of proxies:

 LOGO
                              Okapi Partners LLC
                   1212 Avenue of the Americas, 24/th/ Floor
                             New York, N.Y. 10036
                                (212) 297-0720
                       Call Toll-Free at: (877) 566-1922
                        E-mail: info@okapipartners.com

                   BACKGROUND OF THE CONTESTED SOLICITATION

The following is a chronology of the material contacts and events in our relationship with Saba Capital leading up to the filing of this Proxy Statement:

..   On April 4, 2019, Saba Capital filed with the SEC its initial Schedule 13G reporting that it had become the beneficial owner of 5.58% of the Fund's outstanding Common Shares. In its Schedule 13G, Saba Capital checked the box that it was eligible to file a Schedule 13G rather than a Schedule 13D pursuant to Rule 13d-1(c) which is the "passive investor" exemption. In other words, by checking the Rule 13d-1(c) exemption box, Saba asserted that it had not acquired the Fund's securities with any purpose, or with the effect, of changing or influencing the control of the Fund (or in connection with or as a participant in any transaction having that purpose or effect).

..   On October 25, 2019, Saba Capital filed with the SEC Amendment No. 1 to its
    Schedule 13G reporting that it had increased its beneficial ownership to 10.46% of the Fund's outstanding Common Shares.

..   On February 14, 2020, Saba Capital filed with the SEC Amendment No. 2 to its Schedule 13G reporting that it had increased its beneficial ownership to 11.4% of the Fund's outstanding Common Shares.

..   On May 1, 2020, Saba Capital filed with the SEC its initial Schedule 13D reporting that it had increased its beneficial ownership to 13.95% of the Fund's outstanding Common Shares. Saba Capital also disclosed that, as of May 1, 2020, it had changed its investment intent and, accordingly, was no longer entitled to rely on the "passive investor" exemption that it had used to justify filing on Schedule 13G pursuant to Rule 13d-1(c) rather than a Schedule 13D. Saba Capital also disclosed in its Schedule 13D that, during the thirty days prior to filing of its Schedule 13D, it had acquired beneficial ownership of an additional 496,332 Common Shares of the Fund representing approximately 2% of the Fund's 24,738,174 Common Shares outstanding at such time.

..   On May 4, 2020, Saba Capital Master Fund, Ltd., a private fund advised by
    Saba Capital, delivered the Saba Capital Shareholder Notice to the Fund disclosing Saba Capital's intention to nominate three nominees--Charles I. Clarvit, Stephen G. Flanagan, and Frederic Gabriel-- to stand for election to the Board at the 2020 Annual Meeting and to present the Saba Proposal to Terminate the Investment Advisory Agreement.

..   On May 5, 2020, Saba Capital filed with the SEC Amendment No. 1 to its
    Schedule 13D reporting that the Saba Capital Shareholder Notice had been delivered to the Fund. No change in beneficial ownership of the Fund's Common Shares was reported.

..   Also, on May 5, 2020, the Fund sent a letter to Saba Capital acknowledging receipt of the Saba Capital Shareholder Notice and advising Saba Capital that the Fund had begun the process of reviewing the Saba Capital Shareholder Notice and that, accordingly, the acknowledgement letter should not be deemed to constitute confirmation that the Saba Capital Shareholder Notice complied with the Bylaws and/or any applicable law.

..   On May 15, 2020, the Fund sent a letter to Saba Capital questioning whether
    Saba Capital had complied with the Bylaws in connection with its submission of the Saba Capital Shareholder Notice as well as requesting more information about Saba Capital's proposed nominees for election to the Board and requesting that each of Saba Capital's proposed nominees complete and execute the Fund's Trustees and Officers ("T&O") questionnaire, a form of which was enclosed with the Fund's letter.

..   On May 20, 2020, Saba Capital sent a letter to the Fund responding to the
    Fund's May 15, 2020 letter. With its response letter, Saba Capital enclosed completed and executed T&O questionnaires for each of its proposed nominees.

..   On May 21, 2020, Saba Capital filed with the SEC Amendment No. 2 to its
    Schedule 13D reporting that Saba Capital had increased its beneficial ownership in the Fund from 13.95% to 15.2% of the Fund's outstanding Common Shares.

..   On June 1, 2020, the Fund sent a letter to Saba Capital continuing to question whether Saba Capital had complied with the Bylaws in connection with its submission of the Saba Capital Shareholder Notice as well as inquiring whether Saba Capital would make its proposed nominees available for interviews with members of the Board's Governance and Nominating Committee. In its letter, the Fund requested that Saba Capital disclose to the Fund what steps Saba Capital and its affiliates took to assemble a slate of nominees and prepare for a proxy contest against the Fund prior to filing its initial Schedule 13D with the SEC on May 1, 2020 and further requesting that Saba Capital provide the Fund with a detailed timeline of all steps that Saba Capital and its affiliates took to prepare for a potential proxy contest against the Fund.

..   On June 4, 2020, Saba Capital filed with the SEC Amendment No. 3 to its
    Schedule 13D reporting that Saba Capital had increased its beneficial ownership in the Fund from 15.2% to 16.7% of the Fund's outstanding Common Shares.

..   On June 5, 2020, Saba Capital sent a letter to the Fund responding to the
    Fund's June 1, 2020 letter. In its letter, Saba Capital indicated that, while it was not currently willing to make its proposed nominees available for interviews with members of the Board's Governance and Nominating Committee, such interviews may be appropriate at a future date. In its letter, Saba Capital did not provide the information requested by the Fund in its June 1, 2020 letter or otherwise address the Fund's concerns regarding whether Saba Capital had complied with the Bylaws.

..   On June 11, 2020, Saba Capital filed with the SEC Amendment No. 4 to its
    Schedule 13D reporting that Saba Capital had increased its beneficial ownership in the Fund from 16.7% to 19.2% of the Fund's outstanding Common Shares.

..   On June 15, 2020, the Fund sent a letter to Saba Capital indicating that, based on the Fund's review of the Saba Capital Shareholder Notice, the responses Saba Capital provided to the Fund on May 19, 2020 and June 5, 2020 to the Fund's concerns with the Saba Capital Shareholder Notice and requests for additional information, and other relevant facts and circumstances, the Fund had significant concerns that the Saba Capital Shareholder Notice and Saba Capital's actions related thereto may not comply with the Bylaws. The Fund indicated that the Governance and Nominating Committee's and the Board's review of the Saba Capital Shareholder Notice and other facts and circumstances related thereto is not yet complete and neither the Governance and Nominating Committee nor the Board had made any final determinations with respect to the Saba Capital Shareholder Notice. Accordingly, the Fund indicated that, to the extent that Saba Capital had additional information that it would like the Governance and Nominating Committee and/or the Board to consider in making its final determinations with respect to the Saba Capital Shareholder Notice, including the information previously requested by the Fund in its June 1, 2020 letter, Saba should provide such information to the Fund by no later than Monday, June 22, 2020, at 5:00 p.m. Eastern Time, and direct it to the attention of the Fund's Chief Legal Officer and Secretary. The Fund also included with this letter current copies of the Fund's Agreement and Declaration of Trust and the Bylaws.

..   On June 17, 2020, Saba Capital filed with the SEC Amendment No. 5 to its
    Schedule 13D reporting that Saba Capital had increased its beneficial ownership in the Fund from 19.2% to 24.8% of the Fund's outstanding Common Shares.

..   On June 17, 2020, Saba Capital's outside counsel at Schulte Roth & Zabel
    LLP sent a letter to the Fund responding to the Fund's June 15, 2020 letter. The letter from Saba Capital's outside counsel did not provide the information requested by the Fund in its June 15, 2020 letter or otherwise address the Fund's concerns regarding whether Saba Capital had complied with the Bylaws.

..   On June 25, 2020, the Fund's outside counsel at Morgan, Lewis & Bockius LLP sent a letter to Saba Capital's outside counsel at Schulte Roth & Zabel
    LLP. In its letter, the Fund's outside counsel indicated that, while the Fund remained concerned that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with its submission of the Saba Capital Shareholder Notice, the Fund and the Board remained open to exploring a resolution with Saba Capital. No specific proposal or terms were included in this letter.

..   On July 2, 2020, Saba Capital's outside counsel at Schulte Roth & Zabel LLP sent a letter to the Fund's outside counsel at Morgan, Lewis & Bockius LLP responding to Morgan Lewis's June 25, 2020 letter. In its letter, Schulte Roth & Zabel LLP indicated that Saba Capital was not prepared to have any discussions regarding a potential resolution with the Fund until the Fund affirmed that the Saba Capital Shareholder Notice complied with the Bylaws.

..   On July 7, 2020, the Fund's outside counsel at Morgan, Lewis & Bockius LLP held a telephonic conference with Saba Capital's outside counsel at Schulte Roth & Zabel LLP to reiterate that the Board remained open to exploring a resolution with Saba Capital. No specific proposal or terms were discussed during the course of this telephonic conference. Saba Capital's outside counsel at Schulte Roth & Zabel LLP indicated that he would discuss with Saba Capital whether it wished to explore any potential resolution with the Fund.

..   On July 9, 2020, the Fund's outside counsel at Morgan, Lewis & Bockius LLP held a telephonic conference with Saba Capital's outside counsel at Schulte Roth & Zabel LLP to follow-up on the telephonic conference that took place between them on July 7, 2020. During the course of this telephonic conference, Saba Capital's outside counsel at Schulte Roth & Zabel LLP informed the Fund's outside counsel at Morgan, Lewis & Bockius LLP that Saba Capital was adhering to its previous position that it was not prepared to have any discussions with the Fund regarding a potential resolution until the Fund affirmed that the Saba Capital Shareholder Notice complied with the Bylaws.

..   On July 14, 2020, Saba Capital filed its preliminary proxy statement and form of proxy card with the SEC.

..   On July 17, 2020, the Fund filed a preliminary form of this Proxy Statement and the WHITE proxy card with the SEC.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES

General

At the Annual Meeting, shareholders of the Fund are being asked to vote for the election of three Class II Trustees, each to serve until the Fund's 2023 annual meeting or until his or her successor is elected and qualified. The Board's nominees for election as Trustees of the Fund are Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes, each of whom currently serves as a Class II Trustee with a term that expires at the Annual Meeting or until his or her successor is elected and qualified. Mr. Friedman has served as a Trustee since 2008 and was most recently elected by shareholders in 2017. Mr. Taubes has served as a Trustee since 2014 and was most recently elected by shareholders in 2017. Ms. Durnin was appointed as a Trustee in 2020, and has not been elected by shareholders.

Saba Capital, an activist investor that targets closed-end funds to extract short-term profits for itself and its clients at the expense of long-term fund shareholders, and which, up until May 1, 2020, publicly represented itself as a "passive" investor in the Fund, has acquired approximately 24.8% of the Fund's common shares and submitted the Saba Capital Shareholder Notice to the Fund on May 4, 2020 disclosing that it intends to nominate three candidates for election as Trustees at the Annual Meeting in opposition to the three highly qualified and very experienced Trustee nominees recommended by the Board. If Saba Capital proceeds with its solicitation of proxies for the election of its three candidates as Trustees at the Annual Meeting, you will receive an opposing proxy statement and proxy card or other proxy solicitation materials from Saba Capital and/or its affiliates. We are not responsible for the accuracy of any information provided by or relating to Saba Capital contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Saba Capital or any other statements it may otherwise make.

As more fully discussed above, while the Board has significant concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with the submission of the Saba Capital Shareholder Notice, as of the date hereof, there continues to exist the possibility that, prior to the mailing of this Proxy Statement, Saba Capital will provide the Board with information that addresses the Board's concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions. Accordingly, as of the date hereof, neither the Board nor its Governance and Nominating Committee has made a final determination in this regard. To the extent that the Board does not make such a final determination until subsequent to the mailing of this Proxy Statement, the Board will file with the SEC an amendment to this Proxy Statement that discloses such determination.

The Board does NOT endorse any nominee of Saba Capital and unanimously recommends that you vote "FOR ALL" of the Trustee nominees proposed by the Board by using the WHITE proxy card accompanying this Proxy Statement. Accordingly, the Board strongly urges you not to sign or return any proxy card or voting instruction form other than the enclosed WHITE proxy card, and to discard any proxy materials and proxy cards or voting instruction forms that you may receive from Saba Capital.

The proxy card you submit with the latest date is the proxy card that will be counted. If you have previously returned a proxy card sent to you by Saba Capital, you can change your vote (i) by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided herewith;
(ii) by recording your voting instructions via telephone or the internet following the instructions on the enclosed WHITE proxy card; or (iii) by voting at the Annual Meeting.

In recommending the nomination of Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes for election as Class II Trustees, the Board's Governance and Nominating Committee (the "Governance and Nominating Committee") took into consideration the following:

    . the biographical information provided by each of the three incumbent Trustees standing for election at the Annual Meeting, including, but not limited to, their professional careers and accomplishments;

    . That each of the Board's Trustee nominees is highly qualified and brings to the Board diverse perspectives, insights, experiences, and competencies that are central to the Fund's investment objective;

    . That each of the Board's Trustee nominees is deeply familiar with the Fund, its investment strategies, and its investment objective, as well as with the Fund's portfolio managers and other key personnel that manage the day-to-day operations of the Fund;

    . That, as incumbent members of the Board, each of the Board's Trustee nominees has made significant contribution to the Board's deliberations and has proven that each has the integrity, knowledge, breadth of relevant and diverse experience, and proven commitment necessary to oversee the creation of value for the Fund's shareholders;

    . That each of the Board's Trustee nominees serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex;

    . That each of the Board's Trustee nominees has substantial experience protecting fund shareholders' interests;

    . That each of the Board's Trustee nominees, as part of their service on the boards of multiple closed-end funds, has experience regularly evaluating issues unique to closed-end funds, including the discount at which closed-end funds' shares may trade relative to their net asset value per share; and

    . That the election of the Board's Trustee nominees will promote the continuity of the Fund's oversight and governance structure, which the Board deems particularly important as the Board navigates the Fund through an unprecedented period of macroeconomic uncertainty and market volatility.

None of the members of the Governance and Nominating Committee is standing for election at the Annual Meeting.

With respect to Mr. Friedman, the Governance and Nominating Committee considered his extensive and impressive experience as an economist including his leadership of the Department of Economics at Harvard University, his advisory roles with the Congressional Budget Office and the Federal Reserve Bank of New York, and his extensive writings on economic and monetary matters including interest rates. The Governance and Nominating Committee also noted his leadership role, and the insights he has brought to bear, in the Board oversight of the investment performance of the Fund and the other open-end and closed-end funds comprising the Pioneer family of funds. The Governance and Nominating Committee further noted his experience on the boards of other investment funds.

With respect to Ms. Durnin, the Governance and Nominating Committee considered her extensive experience in senior leadership roles at asset management companies, including as a managing director and head of product strategy and development, and as vice chairman, at one of the world's largest asset management organizations, including experience in investment oversight. The Governance and Nominating Committee also noted Ms. Durnin's experience with both product development and strategy and investment matters. The Governance and Nominating Committee considered that, although Ms. Durnin was the newest member of the Board, having recently joined the Board, she was already making a significant contribution to the Board's deliberations.

With respect to Mr. Taubes, the Governance and Nominating Committee considered Mr. Taubes' experience as executive vice president and chief investment officer of Amundi Pioneer Asset Management, Inc., the Fund's investment adviser (the "Amundi Pioneer"). The Governance and Nominating Committee noted Mr. Taubes' leadership role overseeing an investment staff of over ninety professionals and over $80 billion of assets under management. The Governance and Nominating Committee also considered Mr. Taubes' deep understanding of fixed income markets as Amundi Pioneer's chief investment officer and as a portfolio manager with a strong performance record executing fixed income strategies both at Amundi Pioneer and previously at another asset management firm. In addition, the Governance and Nominating Committee noted that Mr. Taubes had developed Amundi Pioneer's capabilities in the bank loan space, which is the principal asset class in which the Fund invests.

The Governance and Nominating Committee also carefully reviewed the qualifications and experience of each of Saba's proposed nominees, including, but not limited to, the biographical summaries that Saba Capital provided to the Fund on May 4, 2020 as well as trustee questionnaires that each of Saba Capital's proposed nominees completed and made available to the Fund on May 20, 2020. Based upon the information made available to it, the Governance and Nominating Committee, concluded that none of Saba Capital's proposed nominees would bring to the Board any relevant experience, skills or competencies not already present among the current members of the Board. The Governance and Nominating Committee also noted that one of Saba Capital's proposed nominees, Charles I. Clarvit, had recently been elected to the board of trustees of both the Eaton Vance Floating-Rate Income Plus Fund and the Voya Prime Rate Trust, both competitors of the Fund, as a result of proxy contests by Saba Capital seeking his election. However, the Governance and Nominating Committee's consideration of Saba's proposed nominees was limited by the unwillingness of Saba Capital to commit to make available its proposed nominees to interviews with the Governance and Nominating Committee. In this regard, Saba informed the Fund in writing on June 5, 2020 that it was not currently willing to make its proposed nominees available for interviews, though it indicated that such interviews may be appropriate at a future date.

Based upon the reviews described above, the Governance and Nominating Committee unanimously determined that nominating the incumbent Class II Trustees Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes, for election would be in the best interests of the Fund and the Fund's shareholders.

The Board received the recommendation of the Governance and Nominating Committee and, after discussion and consideration of, among other things, the recommendation of the Governance and Nominating Committee and the experience and qualifications of the incumbent Class II Trustees, the Board (including the Independent Trustees) unanimously voted to nominate Diane P. Durnin, Benjamin
M. Friedman, and Kenneth J. Taubes for election as Class II Trustees and to recommend that shareholders vote "FOR ALL" of the Trustee nominees recommended by the Board using the WHITE proxy card.

In nominating Diane P. Durnin, Benjamin M. Friedman, and Kenneth J. Taubes for election as Class II Trustees, the Board also took into consideration the qualifications and experience of Saba Capital's proposed nominees, and, like the Governance and Nominating Committee, concluded that none of Saba Capital's proposed nominees would bring to the Board any relevant experience, skills or competencies not already present among the current members of the Board. The Board also noted that Saba Capital's proposed nominees, which included no women, would, if elected, reduce the Board's gender diversity. In addition, Saba Capital did not provide the Board with any credible arguments as to why its proposed nominees are more qualified than the three highly qualified, experienced, and valued members of the Board that Saba Capital is seeking to replace to oversee the Fund as it continues to fulfill its investment objective and create value for the benefit of all shareholders. Further, in contrast to the Board's nominees, Saba Capital's proposed nominees are unfamiliar with the Fund and have been handpicked and nominated by Saba Capital and are participants in Saba Capital's proxy solicitation to advance an extremely irresponsible proposal to terminate the Fund's investment advisor with no replacement identified, an action that could leave the Fund "orphaned" and without any investment adviser to execute the investment objective that attracted shareholders to the Fund. The Board also noted that one of Saba Capital's proposed nominees, Charles I. Clarvit, had recently been elected to the board of trustees of both the Eaton Vance Floating-Rate Income Plus Fund and the Voya Prime Rate Trust, both competitors of the Fund, as a result of proxy contests by Saba Capital seeking his election.

The Board is always amenable to adding to its membership additional Trustees who would add to the depth, breadth, and diversity of its insights, perspectives, competencies, and skills and is receptive to considering and interviewing candidates referred to the Fund by a shareholder, but the Board believes that such candidates must be committed to acting in the best interests of ALL shareholders and must not be, in any way, obligated or expected to serve or advocate for the interests of any particular constituency. In this regard, the Board found it concerning that, to date, Saba Capital has indicated that it is not currently willing to allow members of the Board to interview its proposed nominees.

All of the Board's nominees have consented to be named in this Proxy Statement and to serve as Trustees, if elected by the Fund's shareholders. In the unanticipated event that any of the Board's nominees is unable or declines to serve as a Trustee at the time of the Annual Meeting, the proxies returned to us will be voted for the election of a substitute nominee(s) designated by the Board upon the recommendation of the Governance and Nominating Committee. If any such substitute nominee(s) are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominee(s), discloses that such nominees have consented to being named in the amended proxy statement and to serve as Trustees if elected, and provide information about such nominees required by the rules of the SEC. As of the date of this Proxy Statement, the Board is not aware that any of its nominees is unable or will decline to serve as a Trustee.

The persons named as proxy holders on the accompanying WHITE proxy card intend to vote at the Annual Meeting (unless otherwise directed) for the election of Ms. Durnin, Mr. Friedman, and Mr. Taubes as Trustees of the Fund.

Trustee Class Designations and Terms of Office

The Fund's Agreement and Declaration of Trust provides that a majority of the Trustees shall fix the number of Trustees of the Fund and that there shall be at least one and no more than fifteen Trustees. The Fund currently has nine Trustees.

The Agreement and Declaration of Trust for the Fund provides that the Board shall consist of Trustees divided into three staggered classes, Class I, Class II and Class III, each class to consist, as nearly as may be possible, of one-third of the total number of Trustees constituting the entire Board. The Trustees of only one class are elected at each annual meeting so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period.

Each class of Trustees will stand for election at the conclusion of its respective three-year term. Such classification may prevent replacement of a majority of the Trustees for up to a two-year period.

Currently, the designations and terms of office of each class of Trustees of the Fund are as follows:

       Class I Trustees --    Mr. Baumgardner, Ms. Jones, and Ms. Monchak.
                              Terms expire in 2022.
       Class II Trustees --   Ms. Durnin, Mr. Friedman, and Mr. Taubes. Terms
                              expire in 2020 at the Annual Meeting. Each of these Trustees has been nominated for election at the Annual Meeting.
       Class III Trustees --  Mr. Perna, Ms. Piret, and Mr. Ricciardi. Terms
                              expire in 2021.

Information Regarding the Board's Nominees and Other Trustees

The following table sets forth for each of the Board's three nominees and other Trustees, his or her position(s) with the Fund, age, address, principal occupation during at least the past five years, and any other board memberships held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 45 U.S. registered funds for which Amundi Pioneer as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

Name, Age and                  Term of Office and                                            Other Directorships
Position Held With the Fund     Length of Service         Principal Occupation                 Held by Trustee
---------------------------  ------------------------ -----------------------------  -------------------------------------
  Independent Trustees
    and Nominees:
  Thomas J. Perna (68)       Class III Trustee since  Private investor (2004 - 2008  Director, Broadridge Financial
  Chairman of the Board      2006. Term expires in    and 2013 - present); Chairman  Solutions, Inc. (investor
  and Trustee                2021.                    (2008 - 2013) and Chief        communications and securities
                                                      Executive Officer (2008 -      processing provider for financial
                                                      2012), Quadriserv, Inc.        services industry) (2009 - present);
                                                      (technology products for       Director, Quadriserv, Inc. (2005 -
                                                      securities lending industry);  2013); and Commissioner, New
                                                      and Senior Executive Vice      Jersey State Civil Service
                                                      President, The Bank of New     Commission (2011 - 2015)
                                                      York (financial and
                                                      securities services) (1986 -
                                                      2004)

  John E. Baumgardner,       Class I Trustee since    Of Counsel (2019 - present),
  Jr. (68)*                  2019. Term expires in    Partner (1983-2018),
  Trustee                    2022.                    Sullivan & Cromwell LLP (law
                                                      firm).


Diane P. Durnin (63)    Class II Trustee since   Managing Director -- Head of   None
Trustee                 2020. Term expires in    Product Strategy and
Nominee                 2020.                    Development, BNY Mellon
                                                 Investment Management
                                                 (investment management firm)
                                                 (2012-2018); Vice Chairman -
                                                 The Dreyfus Corporation (2005
                                                 - 2018): Executive Vice
                                                 President Head of Product,
                                                 BNY Mellon Investment
                                                 Management (2007-2012);
                                                 Executive Director- Product
                                                 Strategy, Mellon Asset
                                                 Management (2005-2007);
                                                 Executive Vice President Head
                                                 of Products, Marketing and
                                                 Client Service, Dreyfus
                                                 Corporation (investment
                                                 management firm) (2000-2005);
                                                 Senior Vice President
                                                 Strategic Product and
                                                 Business Development, Dreyfus
                                                 Corporation (1994-2000)

Benjamin M.             Class II Trustee since   William Joseph Maier           Trustee, Mellon Institutional Funds
Friedman (75)           2008. Term expires in    Professor of Political         Investment Trust and Mellon
Trustee                 2020.                    Economy, Harvard University    Institutional Funds Master Portfolio
Nominee                                          (1972 - present)               (oversaw 17 portfolios in fund
                                                                                complex) (1989 -- 2008)

Lorraine H.             Class I Trustee since    Chief Investment Officer,      None
Monchak (64)            2015. Term expires in    1199 SEIU Funds (healthcare
Trustee                 2022.                    workers union pension funds)
                                                 (2001 - present); Vice
                                                 President - International
                                                 Investments Group, American
                                                 International Group, Inc.
                                                 (insurance company) (1993 -
                                                 2001); Vice President
                                                 Corporate Finance and
                                                 Treasury Group, Citibank,
                                                 N.A.(1980 - 1986 and 1990 -
                                                 1993); Vice President -
                                                 Asset/Liability Management
                                                 Group, Federal Farm Funding
                                                 Corporation
                                                 (government-sponsored issuer
                                                 of debt securities) (1988 -
                                                 1990); Mortgage Strategies
                                                 Group, Shearson Lehman
                                                 Hutton, Inc. (investment
                                                 bank) (1987 - 1988); Mortgage
                                                 Strategies Group, Drexel
                                                 Burnham Lambert, Ltd.
                                                 (investment bank) (1986 -
                                                 1987)

Marguerite A.           Class III Trustee since  Chief Financial Officer,       Director of New
Piret (72)              2003. Term expires in    American Ag Energy, Inc.       America High Income Fund, Inc.
Trustee                 2021.                    (controlled environment and    (closed-end investment company)
                                                 agriculture company) (2016 -   (2004 - present); and Member,
                                                 present); President and Chief  Board of Governors, Investment
                                                 Executive Officer, Metric      Company Institute (2000 - 2006)
                                                 Financial Inc. (formerly
                                                 known as Newbury Piret
                                                 Company) (investment banking
                                                 firm) (1981 - 2019)

Fred J. Ricciardi (73)  Class III Trustee since  Consultant (investment         None
Trustee                 2014. Term expires in    company services) (2012 -
                        2021.                    present); Executive Vice
                                                 President, BNY Mellon
                                                 (financial and investment
                                                 company services) (1969 -
                                                 2012); Director, BNY
                                                 International Financing Corp.
                                                 (financial services) (2002 -
                                                 2012); Director, Mellon
                                                 Overseas Investment Corp.
                                                 (financial services) (2009 -
                                                 2012); Director, Financial
                                                 Models (technology)
                                                 (2005-2007); Director, BNY
                                                 Hamilton Funds, Ireland
                                                 (offshore investment
                                                 companies) (2004-2007);
                                                 Chairman/Director, AIB/BNY
                                                 Securities Services, Ltd.,
                                                 Ireland (financial services)
                                                 (1999-2006); Chairman, BNY
                                                 Alternative Investment
                                                 Services, Inc. (financial
                                                 services) (2005-2007)

Name, Age and                  Term of Office and                                   Other Directorships
Position Held With the Fund    Length of Service         Principal Occupation        Held by Trustee
---------------------------  ----------------------- -----------------------------  -------------------
 Interested Trustees
 and Nominee:
 Lisa M. Jones (58)**        Class I Trustee since   Director, CEO and President           None
 Trustee, President and      2014. Term expires in   of Amundi Pioneer Asset
 Chief Executive Officer     2022.                   Management USA, Inc.
                                                     (investment management firm)
                                                     (since September 2014);
                                                     Director, CEO and President
                                                     of Amundi Pioneer Asset
                                                     Management, Inc. (since
                                                     September 2014); Director,
                                                     CEO and President of Amundi
                                                     Pioneer Distributor, Inc.
                                                     (since September 2014);
                                                     Director, CEO and President
                                                     of Amundi Pioneer
                                                     Institutional Asset
                                                     Management, Inc. (since
                                                     September 2014); Chair,
                                                     Amundi Pioneer Asset
                                                     Management USA, Inc., Amundi
                                                     Pioneer Distributor, Inc. and
                                                     Amundi Pioneer Institutional
                                                     Asset Management, Inc.
                                                     (September 2014 - 2018);
                                                     Managing Director, Morgan
                                                     Stanley Investment Management
                                                     (investment management firm)
                                                     (2010 - 2013); Director of
                                                     Institutional Business, CEO
                                                     of International, Eaton Vance
                                                     Management (investment
                                                     management firm) (2005 -
                                                     2010); Director of Amundi
                                                     USA, Inc. (since 2017)

 Kenneth J.                  Class II Trustee since  Director and Executive Vice           None
 Taubes (62)**               2014. Term expires in   President (since 2008) and
 Trustee                     2020.                   Chief Investment Officer,
 Nominee                                             U.S. (since 2010) of Amundi
                                                     Pioneer Asset Management USA,
                                                     Inc. (investment management
                                                     firm); Director and Executive
                                                     Vice President and Chief
                                                     Investment Officer, U.S. of
                                                     Amundi Pioneer (since 2008);
                                                     Executive Vice President and
                                                     Chief Investment Officer,
                                                     U.S. of Amundi Pioneer
                                                     Institutional Asset
                                                     Management, Inc. (since
                                                     2009); Portfolio Manager of
                                                     Amundi Pioneer (since 1999);
                                                     Director of Amundi USA, Inc.
                                                     (since 2017)

* Mr. Baumgardner is Of Counsel to Sullivan & Cromwell LLP, which acts as independent outside legal counsel to the Independent Trustees of each Pioneer Fund.
** Ms. Jones and Mr. Taubes are Interested Trustees because they are an officer or director of the Fund's investment adviser and certain of its affiliates.

Responsibilities of the Board of Trustees

The Board is responsible for overseeing the Fund's management and operations. The Chairman of the Board is an Independent Trustee. Independent Trustees constitute at least 75% of the Board.

During the most recent fiscal year, the Board held 6 meetings. All of the current Trustees and committee members of the Fund then serving attended at least 75% of the meetings of the Board and applicable committees, if any, held during the Fund's fiscal year. The Fund does not have a policy on Trustee attendance at the annual meeting of shareholders. One Trustee attended the Fund's 2019 annual meeting of shareholders.

The Trustees were selected or nominated to join the Board based upon the following as to each Board member: such person's character and integrity; such person's judgment, analytical ability, intelligence, and common sense; such person's experience and previous profit and not-for-profit board membership; such person's demonstrated willingness to take an independent and questioning stance toward management; such person's willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Independent Trustee, his or her status as not being an "interested person" as defined under the 1940 Act; and, as to Ms. Jones and Mr. Taubes, their association with Amundi Pioneer. Each Trustee also serves on the Boards of Trustees of other exchange-listed closed-end funds, closed-end interval funds, and open-end funds, all part of the Pioneer Funds complex, and has substantial experience protecting fund shareholders' interests. As part of their service on the closed-end funds' boards, the Trustees regularly evaluate issues unique to closed-end funds, including the discount at which closed-end funds' shares may trade relative to their net asset value per share. Each of the Independent Trustees also was selected to join the Board based on the criteria and principles set forth in the Charter of the Fund's Governance and Nominating Committee. In addition to individual attributes, the value of diversity is considered. In evaluating a Trustee's prospective service on the Board, the Trustee's experience in, and ongoing contributions toward, overseeing the Fund's business as a Trustee also are considered.

In addition, the following specific experience, qualifications, attributes, and/or skills apply as to each Trustee: Mr. Baumgardner, legal, investment management, business and public company experience as an attorney practicing investment management, corporate, and securities law and experience as a board member of other organizations; Ms. Durnin, investment management and investment company experience as an executive officer of an investment adviser;
Mr. Friedman, academic leadership, economic and finance experience, and investment company board experience; Ms. Monchak, investment, financial and business experience, including as the chief investment officer of a pension fund; Mr. Perna, accounting, financial, and business experience as an executive officer and experience as a board member of other organizations; Ms. Piret, accounting, financial and entrepreneurial experience as an executive, valuation experience and investment company board experience; Mr. Ricciardi, financial, business and investment company experience as an executive officer of a financial and investment company services organization, and experience as a board member of offshore investment companies and other organizations;
Ms. Jones, investment management experience as an executive and leadership roles with Amundi Pioneer and its affiliates; and Mr. Taubes, portfolio management experience and leadership roles with Amundi Pioneer. However, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees primarily in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund.

The Fund's Agreement and Declaration of Trust provides that the appointment, designation (including in any proxy statement, registration statement, or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.

Board Committees

The Board has five standing committees: the Independent Trustees Committee, the Audit Committee, the Governance and Nominating Committee, the Policy Administration Committee and the Valuation Committee. Each committee is chaired by an Independent Trustee and all members of each committee are Independent Trustees.

The Chairs of the committees work with the Chairman of the Board and fund management in setting the agendas for Board meetings. The Chairs of the committees set the agendas for committee meetings with input from fund management. As noted below, through the committees, the Independent Trustees consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Trustees also regularly meet without the presence of management and are advised by independent legal counsel. The Board believes that the committee structure, and delegation to the committees of specified oversight responsibilities, help the Board more effectively to provide governance and oversight of the Fund's affairs. Mr. Perna, Chairman of the Board, is a member of each committee except the Audit Committee and the Valuation Committee, of each of which he is a non-voting, ex-officio member.

During the most recent fiscal year for the Fund, the Audit, Governance and Nominating, Independent Trustees, Policy Administration and Valuation Committees of the Fund held 7, 7, 6, 4, and 5 meetings, respectively.

Independent Trustees Committee: John E. Baumgardner, Jr., Diane P. Durnin, Benjamin M. Friedman, Lorraine H. Monchak, Thomas J. Perna (Chair), Marguerite
A. Piret, and Fred J. Ricciardi.

The Independent Trustees Committee is comprised of all of the Independent Trustees. The Independent Trustees Committee serves as the forum for consideration of a number of issues required to be considered separately by the Independent Trustees under the 1940 Act, including the assessment and review of the Fund's advisory agreement and other related party contracts. The Independent Trustees Committee also considers issues that the Independent Trustees believe it is advisable for them to consider separately from the Interested Trustees.

Audit Committee: Diane P. Durnin, Benjamin M. Friedman, Lorraine H. Monchak, and Fred J. Ricciardi (Chair).

The Fund's Audit Committee is comprised of only Independent Trustees who are "independent" as defined in the NYSE listing standards relating to closed-end funds. The Board has adopted a charter for the Audit Committee. In accordance with its charter, the purposes of the Audit Committee are to:

    . Assist the Board's oversight and monitoring of: (i) the integrity of the Fund's financial statements; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent registered public accounting firm's qualifications, performance and independence; and
       (iv) the performance of the Fund's internal audit function; and

    . Prepare the disclosure required by Item 407(d)(3)(i) of Regulation S-K to be included in the Fund's annual proxy statement and other filings.

The Audit Committee charter is available on Amundi Pioneer's website: amundipioneer.com/us. You also can obtain a copy by sending a written request to your fund at the address listed on this Proxy Statement.

The Board has determined that the Fund has at least one audit committee financial expert serving on its Audit Committee. Mr. Ricciardi, an Independent Trustee, serves on each Audit Committee and has been determined to be an audit committee financial expert.

Audit Committee Report

The Audit Committee reports that it has (1) reviewed and discussed the Fund's audited financial statements with management; (2) discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC; and (3) received written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and discussed with the independent registered public accounting firm that firm's independence. Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for Pioneer Floating Rate Trust for the fiscal year ended November 30, 2019.

The members of the Fund's Audit Committee are:

   Diane P. Durnin
   Benjamin M. Friedman
   Lorraine H. Monchak
   Fred J. Ricciardi (Chair)

Governance and Nominating Committee: John E. Baumgardner, Jr. (Chair), Thomas
J. Perna, and Fred J. Ricciardi.

All members of the Governance and Nominating Committee are independent under the NYSE listing standards relating to closed-end funds, and are not "interested persons," as defined in the 1940 Act, of the Fund. The Board of the Fund has adopted a written charter for the Governance and Nominating Committee, which is available on Amundi Pioneer's website: amundipioneer.com/us. You also can obtain a copy by sending a written request to the Fund at the address listed in this Proxy Statement.

The Governance and Nominating Committee considers governance matters affecting the Board and the Fund. Among other responsibilities, the Governance and Nominating Committee reviews the performance of the Independent Trustees as a whole, and reviews and recommends to the Independent Trustees Committee any appropriate changes concerning, among other things, the size and composition of the Board, the Board's committee structure and the Independent Trustees' compensation. The Governance and Nominating Committee also makes recommendations to the Independent Trustees Committee or the Board on matters delegated to it.

In addition, the Governance and Nominating Committee screens potential candidates for Independent Trustees. Among other responsibilities, the Governance and Nominating Committee reviews periodically the criteria for Independent Trustees and the spectrum of desirable experience and expertise for Independent Trustees as a whole, and reviews periodically the qualifications and requisite skills of persons currently serving as Independent Trustees and being considered for re-nomination. The Governance and Nominating Committee also reviews the qualifications of any person nominated to serve on the Board by a shareholder or recommended by any Trustee, management or another person and makes a recommendation as to the qualifications of such nominated or recommended person to the Independent Trustees and the Board, and reviews periodically the Committee's procedure, if any, regarding candidates submitted by shareholders. The Trustees who are not Independent Trustees and the officers of the Fund are nominated and selected by the Board.

The Governance and Nominating Committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Independent Trustees to possess (other than qualities or skills that may be required by applicable law or regulation). However, in evaluating a person as a potential nominee to serve as an Independent Trustee, the Governance and Nominating Committee will consider the following general criteria and principles, among any others that it may deem relevant: (i) the nominee's reputation for integrity, honesty and adherence to high ethical standards; (ii) the nominee's business acumen and ability to exercise sound judgment in matters that relate to the objectives of the Fund and whether the person is willing and able to contribute positively to the decision-making process of the Fund; (iii) the nominee's commitment and ability to devote the necessary time and energy to be an effective Independent Trustee, to understand the Fund and the responsibilities of a Trustee of an investment company; (iv) the nominee's ability to understand the sometimes conflicting interests of the various constituencies of the Fund and to act in the interests of all shareholders; (v) the absence of a conflict of interest that would impair his or her ability to represent the interests of all shareholders and to fulfill the responsibilities of a Trustee; and (vi) the value of diversity on the Board. The Governance and Nominating Committee also will consider whether the nominee has the experience or skills that the Governance and Nominating Committee believes would maintain or enhance the effectiveness of the Independent Trustees' oversight of the Fund's affairs, based on the then current composition and skills of the Independent Trustees and experience or skills that may be appropriate in light of changing business conditions and regulatory or other developments. The Governance and Nominating Committee does not necessarily place the same emphasis on each criterion.

The Governance and Nominating Committee does not have a formal procedure for the implementation, or for assessing the effectiveness, of its policy with regard to the consideration of the value of diversity on the Board in reviewing potential nominees for Independent Trustee. However, as noted above, in its periodic assessment of the effectiveness of the Board, the Board considers the complementary skills and experience of individual Trustees in the context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. In addition, the Governance and Nomination Committee Charter provides that nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability, or any other basis proscribed by law.

In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Governance and Nominating Committee will, in addition to any shareholder recommendations, evaluate candidates identified by other means, including candidates proposed by Independent Trustees or management. While it has not done so in the past, the Governance and Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

In evaluating a nominee recommended by a shareholder, the Governance and Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

With respect to the re-nomination of an existing Independent Trustee, the Governance and Nominating Committee and the Independent Trustees Committee use the criteria and the principles set forth above, as revised from time to time, to guide the selection process.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Trustee c/o the Secretary of the Fund at the address on the notice of this meeting. The Secretary may determine not to forward any communication to members of the Board that does not relate to the business of the Fund.

Valuation Committee: Diane P. Durnin, Benjamin M. Friedman, Lorraine
H. Monchak, and Marguerite A. Piret (Chair).

The Valuation Committee, among other things, determines with Amundi Pioneer the value of securities under certain circumstances and considers other matters with respect to the valuation of securities, in each case in accordance with the Fund's valuation procedures.

Policy Administration Committee: Thomas J. Perna (Chair), John E. Baumgardner, Jr., and Marguerite A. Piret.

The Policy Administration Committee, among other things, oversees and monitors the Fund's compliance with legal and regulatory requirements that are not directly related to financial reporting, internal financial controls, independent audits or the performance of the Fund's internal audit function. The Policy Administration Committee also oversees the adoption and implementation of certain of the Fund's policies and procedures.

Oversight of Risk Management

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board has established a framework for the oversight of various risks relating to the Fund, including the oversight of the identification of risks and the management of certain identified risks. The Board has delegated certain aspects of its risk oversight responsibilities to the committees, but relies primarily on Amundi Pioneer and its affiliates for the identification and management or mitigation of risks relating to their management activities on behalf of the Fund, as well as to oversee and advise the Board on the risks that may arise relating to the activities of other fund service providers.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, enterprise risk, reputational risk, cybersecurity risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.

Most of the Fund's investment management and business operations are carried out by or through Amundi Pioneer, its affiliates, and other service providers (such as the custodian and fund accounting agent and the transfer agent), each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Operational or other failures, including cybersecurity failures, at any one or more of the Fund's service providers could have a material adverse effect on the Fund and its shareholders.

Under the overall supervision of the Board or the applicable committee of the Board, the Fund, or Amundi Pioneer and the affiliates of Amundi Pioneer, or other service providers to the Fund employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's and Amundi Pioneer's chief compliance officer and Amundi Pioneer's chief risk officer and director of internal audit, as well as various personnel of Amundi Pioneer and of other service providers, make periodic reports to the applicable committee or to the Board with respect to various aspects of risk management. The reports received by the Trustees related to risks typically are summaries of relevant information.

The Trustees recognize that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Fund or Amundi Pioneer and its affiliates or other service providers. Because most of the Fund's operations are carried out by various service providers, the Board's oversight of the risk management processes of those service providers, including processes to address cybersecurity and other operational failures, is inherently limited. As a result of the foregoing and other factors, the Fund's ability to manage risk is subject to substantial limitations.

It is important to note that the Fund is designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

The following table indicates the value of shares that each Trustee or nominee beneficially owned in the Fund and Pioneer Funds in the aggregate as of July [.], 2020. Beneficial ownership is determined in accordance with SEC rules. The share value of the Fund is based on its closing market price on July [.], 2020. The share value of any open-end Pioneer fund is based on the net asset value of the class of shares on July [.], 2020. The dollar ranges in this table are in accordance with SEC requirements.

                                                         Aggregate Dollar Range
                                                         of Equity Securities in
                                                            All Pioneer Funds
                                        Dollar Range of     Overseen or to be
                                       Equity Securities   Overseen by Trustee
Name of Trustee or Nominee               in the Fund           or Nominee
--------------------------             ----------------- -----------------------
INTERESTED TRUSTEES OR NOMINEE
Lisa M. Jones.........................        $0             Over $100,000
Kenneth J. Taubes.....................        $0             Over $100,000
INDEPENDENT TRUSTEES OR NOMINEES
John E. Baumgardner, Jr...............        $0             Over $100,000
Diane P. Durnin.......................        $0             Over $100,000
Benjamin M. Friedman..................        $0             Over $100,000
Lorraine H. Monchak...................        $0             Over $100,000
Thomas J. Perna.......................        $0             Over $100,000
Marguerite A. Piret...................        $0             Over $100,000
Fred J. Ricciardi.....................        $0             Over $100,000

As of July [.] 2020, the most recent practicable date prior to the filing of this Proxy Statement, the Trustees, the Board's nominees for election as Trustees (which are all incumbent Trustees), and the executive officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding Common Shares of the Fund.

During the Fund's most recently completed fiscal year, none of the Independent Trustees or any of the Board's nominees for election as an Independent Trustee engaged in the purchase or sale of securities of Amundi Pioneer, Amundi, Amundi USA, Inc., or any other entity in a control relationship to Amundi Pioneer or Amundi Pioneer Distributor, Inc.

Material Relationships of the Independent Trustees

Mr. Baumgardner, an Independent Trustee, is Of Counsel to the law firm of Sullivan & Cromwell LLP, which acts as independent counsel to the Independent Trustees of all of the Pioneer Funds. The aggregate compensation paid to Sullivan & Cromwell LLP by the Pioneer Funds was approximately
$631,977 and $390,749 in each of 2019 and 2018.

Executive Officers of the Fund

In addition to Ms. Jones, who serves as the President and Chief Executive Officer of the Fund, the following table provides information with respect to the other executive officers of the Fund. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board. Each of the executive officers of the Fund are employees of Amundi Pioneer and none of the executive officer are employees of the Fund. The business address of all executive officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

Name, age, and position with the Fund                    Principal occupation(s)
-------------------------------------  -----------------------------------------------------------
 Christopher J. Kelley (55)            Vice President and Associate General Counsel of Amundi
 Secretary and Chief Legal Officer     Pioneer since January 2008 and Secretary and Chief Legal
                                       Officer of all of the Pioneer Funds since June 2010;
                                       Assistant Secretary of all of the Pioneer Funds from
                                       September 2003 to May 2010; and Vice President and Senior
                                       Counsel of Amundi Pioneer from July 2002 to December 2007

 Carol B. Hannigan (59)                Fund Governance Director of Amundi Pioneer since December
 Assistant Secretary                   2006 and Assistant Secretary of all the Pioneer Funds since
                                       June 2010; Manager-Fund Governance of Amundi Pioneer from
                                       December 2003 to November 2006; and Senior Paralegal of
                                       Amundi Pioneer from January 2000 to November 2003

 Thomas Reyes (57)                     Assistant General Counsel of Amundi Pioneer since April
 Assistant Secretary                   2019 and Assistant Secretary of all the Pioneer Funds since
                                       June 2010; Senior Counsel of Amundi Pioneer from May 2013
                                       to April 2019; Counsel of Amundi Pioneer from June 2007 to
                                       May 2013; and Vice President and Counsel at State Street
                                       Bank from October 2004 to June 2007

 Mark E. Bradley (60)                  Vice President - Fund Treasury of Amundi Pioneer; and
 Treasurer                             Treasurer of all of the Pioneer Funds since March 2008;
                                       Deputy Treasurer of Amundi Pioneer from March 2004 to
                                       February 2008; and Assistant Treasurer of all of the
                                       Pioneer Funds from March 2004 to February 2008

 Luis I. Presutti (55)                 Director - Fund Treasury of Amundi Pioneer; and Assistant
 Assistant Treasurer                   Treasurer of all of the Pioneer Funds

 Gary Sullivan (62)                    Senior Manager - Fund Treasury of Amundi Pioneer; and
 Assistant Treasurer                   Assistant Treasurer of all of the Pioneer Funds

 Antonio Furtado (38)                  Fund Oversight Manager - Fund Treasury of Amundi Pioneer;
 Assistant Treasurer                   and Assistant Treasurer of all of the Pioneer Funds

 John Malone (49)                      Managing Director, Chief Compliance Officer of Amundi
 Chief Compliance Officer              Pioneer Asset Management; Amundi Pioneer Asset Management
                                       USA, Inc.; Amundi Pioneer Institutional Asset Management,
                                       Inc.; and the Pioneer Funds since September 2018; Chief
                                       Compliance Officer of Amundi Pioneer Distributor, Inc.
                                       since January 2014

 Kelly K. O'Donnell (49)               Vice President, AML/OFAC Compliance- Amundi Pioneer Asset
 Anti-Money Laundering Officer         Management USA, Inc; Anti-Money Laundering Officer of all
                                       the Pioneer Funds since 2006

Compensation of Trustees and Executive Officers

The following table sets forth certain information with respect to the compensation of each Trustee of the Fund for the fiscal year ended November 30, 2019. The amounts paid to the Trustees differ due to (i) membership on or chairing certain committees of the Board and other responsibilities assigned to specific Trustees, and (ii) attendance at meetings. The Fund does not pay any salary or other compensation to its executive officers, none of whom are employees of the Fund. The Fund's executive officers, who are also officers or employees of Amundi Pioneer or its affiliates, are compensated by Amundi Pioneer or its affiliates.

                                          Aggregate   Pension or Retirement  Total Compensation
                                         Compensation  Benefits Accrued as    from the Fund and
Name of Trustee                           from Fund   Part of Fund Expenses Other Pioneer Funds/1/
---------------                          ------------ --------------------- ---------------------
Interested Trustees:
Lisa M. Jones...........................  $    0.00           $0.00              $      0.00
Kenneth J. Taubes.......................  $    0.00           $0.00              $      0.00
Independent Trustees:
John E. Baumgardner, Jr./2/.............  $  163.48           $0.00              $ 20,604.00
David R. Bock...........................  $2,219.19           $0.00              $282,562.00
Diane P. Durnin/3/......................  $    0.00           $0.00              $ 61,108.00
Benjamin M. Friedman....................  $2,205.63           $0.00              $288,500.00
Margaret B.W. Graham....................  $2,063.92           $0.00              $215,604.00
Lorraine H. Monchak.....................  $2,160.50           $0.00              $279,250.00
Thomas J. Perna.........................  $2,581.95           $0.00              $365,500.00
Marguerite A. Piret.....................  $2,124.30           $0.00              $271,750.00
Fred J. Ricciardi.......................  $2,047.53           $0.00              $256,250.00

/1/ As of the fiscal year ended November 30, 2019, there were 45 U.S. registered funds in the Pioneer Funds.
/2/   Appointed as a Trustee on September 18, 2019.
/3/   Appointed as a Trustee on January 1, 2020.

Required Shareholder Vote

The election of a Trustee requires the affirmative vote of a plurality of votes cast by the shareholders at the Annual Meeting at which a quorum is present in person or by proxy. This means that the three Trustee nominees receiving the greatest number of shares voted "FOR" their election will be elected to the Board. Proxies may not be voted for more than three Trustee nominees. Shareholders may not cumulate votes for Trustee nominees. The last proxy card submitted by a shareholder will be counted. For purposes of Proposal 1, a decision to withhold your vote (or a direction to your broker-dealer to do so) will be counted towards quorum, but will have no effect on the outcome of the Trustee election because only votes "FOR" are considered in a plurality voting requirement. A shareholder cannot abstain in the election of Trustees.

Board Recommendation

For the reasons set forth above, the Board unanimously recommend that shareholders vote on the WHITE proxy card "FOR ALL" its Trustee nominees.

                                  PROPOSAL 2
 SABA CAPITAL'S PROPOSAL TO TERMINATE THE FUND'S INVESTMENT ADVISORY AGREEMENT

General

As indicated above, on May 4, 2020, Saba Capital submitted the Saba Capital Shareholder Notice to the Fund disclosing that it intends to bring before the Annual Meeting the Saba Proposal to Terminate the Investment Advisory Agreement.

As more fully discussed above, while the Board has significant concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions in connection with the submission of the Saba Capital Shareholder Notice, as of the date hereof, there continues to exist the possibility that, prior to the mailing of this Proxy Statement, Saba Capital will provide the Board with information that addresses the Board's concerns that Saba Capital may not have complied with the Bylaws' advance notice provisions. Accordingly, as of the date hereof, neither the Board nor its Governance and Nominating Committee has made a final determination in this regard. To the extent that the Board does not make such a final determination until subsequent to the mailing of this Proxy Statement, the Board will file with the SEC an amendment to this Proxy Statement that discloses such determination.

Amundi Pioneer, whose executive offices are located at 60 State Street, Boston, Massachusetts 02109, has served as both investment adviser and administrator to the Fund since 2004. Amundi Pioneer is an indirect, wholly-owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. Amundi is majority owned by Credit Agricole S.A. As of March 31, 2020, Amundi had more than $1.6 trillion in assets under management worldwide. As of March 31, 2020, Amundi Pioneer (and its U.S. affiliates) had over $80 billion in assets under management.

While Saba Capital is seeking shareholder approval at the Annual Meeting to terminate the Investment Advisory Agreement, Saba Capital has not proposed a successor investment adviser. As discussed below, if the Saba Proposal to Terminate the Investment Advisory Agreement was to be approved at the Annual Meeting, the appointment of a successor investment advisor pursuant to a new investment advisory agreement, the occurrence of which is uncertain and may not occur, would require another shareholder vote at a subsequent annual or special meeting of the Fund's shareholders.

The text of the Saba Proposal to Terminate the Investment Advisory Agreement, for which the Fund accepts no responsibility, is included below as submitted by Saba Capital to the Fund on May 4, 2020.

"RESOLVED, that the Advisory Agreement between Pioneer Floating Rate Trust (the "Fund") and Pioneer Investment Management, Inc. (the "Manager"), dated
December 22, 2004 (the "Advisory Agreement"), and all other advisory and management agreements between the Fund and the Manager shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 (the "1940 Act") and as required to be included in such agreements, such termination to be effective no more than sixty (60) days following the date hereof."

The Board has carefully reviewed and considered, with the assistance of its advisers, the Saba Proposal to Terminate the Investment Advisory Agreement and its potentially harmful implications and, for the reasons discussed below, the Board has unanimously concluded that such proposal is not in the best interests of the Fund and its shareholders.

Reasons for the Fund's Shareholders to Vote Against the Saba Proposal to Terminate the Investment Advisory Agreement

Among other reasons for Fund shareholders to vote against the Saba Proposal to Terminate the Investment Advisory Agreement are the following:

    . Amundi Pioneer's strong performance record in executing the Fund's investment objective of generating a high level of current income while preserving capital as a secondary objective to the extent consistent with the investment objective of high current income, as measured over various periods of time against peer funds and its benchmark index, the S&P/LSTA Leveraged Loan Total Return Index.

       . In that regard, the Board reviewed and considered the Fund's investment performance over numerous time periods compared to both the Fund's benchmark index, the S&P/LSTA Leveraged Loan Total Return Index, and its peer group.1 Specifically, through the most recent calendar quarter ended June 30, 2020, the Fund's market return has outperformed (i) its peers year-to-date and for the rolling 1, 3, and 5-year periods, and (ii) the S&P/LSTA Leveraged Loan Index for the rolling 5-year period.

       . The Board also reviewed and considered the discount at which the Fund's shares have traded on the NYSE compared to its net asset value. Specifically, the Board noted that the Fund's discount to NAV has generally been in line with its peer group.

    . The potentially significant harm that the Fund would suffer if the Investment Advisory Agreement was terminated.

       . Termination of the Investment Advisory Agreement could cause the Fund to lose access to its portfolio management personnel.

       . Termination of the Investment Advisory Agreement could adversely impact the attractiveness of the Fund to prospective investors.

       . Termination of the Investment Advisory Agreement could cause the Fund to lose the confidence of its shareholders (particularly those who made a choice to invest in a fund managed by Amundi Pioneer) who then liquidate their shares placing downward pressure on the Fund's trading price, thus actually widening the gap between the Fund's per share trading price and NAV.

       . Termination of the Investment Advisory Agreement could make it more difficult to source attractive investments consistent with the Fund's investment objective, as the Fund would no longer have Amundi Pioneer's access to the "Street" based on the overall scale and resources of Amundi Pioneer and Amundi.

    . That termination of the Investment Advisory Agreement would create a period of substantial uncertainty for the Fund.

       . Approval of the Saba Proposal to Terminate the Investment Advisory Agreement would trigger the 60 day advance notice provision for termination of the Fund's investment advisory agreement with Amundi Pioneer. The SEC's rules allow for the Fund, subject to Board approval and without shareholder approval, to enter into an "interim contract" with an investment adviser for up to 150 days following the termination of the Fund's agreement with an investment adviser, including Amundi Pioneer, at a rate not greater than under the recently terminated agreement.

       . During this period, the Board would consider options available to the Fund. One option would be for the Board to evaluate other investment advisers to submit for shareholder approval.

       . The Board may also consider internalizing the portfolio management function by hiring qualified personnel to oversee the day to day management of the Fund's portfolio. While a relatively small number of U.S. closed-end funds have been internally managed for years, and implementation of this alternative would not require a shareholder vote, it is an atypical model of closed-end fund management.

       . During the period that the Fund is without a shareholder approved investment adviser, the market uncertainty associated with the Fund's portfolio management could adversely affect the performance of the Fund.

    . That termination of the Investment Advisory Agreement would be an event of default under the Fund's credit agreement, which is how the Fund employs leverage.
--------
/1/ Peer group: TLI, FCT, DSU, EFF, FRA, BGT, PPR, EFT, EFR, EVF, AFT, VVR, JFR, JRO, NSL, FSLF, JQC, VTA, BGB, BGX, JSD, BSL, HFRO.

       . If such event of default is not waived, the lender would be able to terminate the Fund's credit agreement and immediately declare all loans thereunder then outstanding to be due and payable, together with accrued and unpaid interest thereon.

       .  As potential consequences of such an event of default, the Fund could
          (i) lose the benefit of leverage resulting in a lower current yield,
          (ii) incur transaction costs associated with the substantial sale of portfolio holdings made necessary by paying back all outstanding loans, and (iii) be forced to sell such portfolio holdings on "fire sale" terms. The loan market would likely become aware of the Fund's abrupt deleveraging, which would likely impact the Fund's ability to acquire loans at favorable prices. If yields were to decline as a result of the loss of leverage, the Fund's trading price would likely decline, and the gap between the Fund's per share trading price and its NAV would likely widen.

    . That the appointment of a successor investment adviser pursuant to a new investment advisory agreement must be approved by the Board and the Fund's shareholders and would entail an expensive and time-consuming approval process.

       . If the Saba Proposal to Terminate the Investment Advisory Agreement was to be approved at the Annual Meeting, the appointment of a successor investment adviser pursuant to a new investment advisory agreement (the occurrence of which is uncertain and may not occur) would require the approval of (i) the Board (including a majority of the Independent Trustees), and (ii) a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act).

       . That obtaining shareholder approval of a new investment advisory agreement may be challenging and would require the Fund to incur substantial cost in connection with calling and hosting a special shareholders' meeting, printing, filing and mailing proxy materials and solicitation of shareholder votes.

    . That termination of the Investment Advisory Agreement would expose the Fund to substantial risk and expense in identifying, selecting, and obtaining Board and shareholder approval of a new investment adviser.

       . The uncertain quality of the successor investment adviser and the interruption caused by the transition would present substantial risk to the Fund in terms of disrupting its investment activities and leaving it without adequate expertise, which, in turn, could detract, for a sustained period, from the Fund's appeal to investors, thus leading to a gap between the Fund's per share trading price and its NAV.

       . The successor investment adviser would need to have deep expertise in managing an investment portfolio comprised of various types of bank loans and high-yield debt, as well as expertise in managing the complexities of an SEC-registered, NYSE-listed closed-end fund. The successor investment adviser would also need to have expertise in managing leverage, which is an intrinsic part of the Fund's strategy, enabling the Fund to provide high levels of income.

    . That Saba Capital has proposed the termination of the Investment Advisory Agreement without proposing, at the same time, a replacement investment adviser such that termination of the Investment Advisory Agreement could leave the Fund "orphaned" without an investment adviser or access to its portfolio management personnel.

       . The Board believes that Saba Capital's proposal to terminate the Investment Advisory Agreement without proposing, at the same time, a replacement investment adviser, is highly irresponsible and demonstrates a blatant disregard for the potential consequences of such a termination.

       . Saba Capital concedes in the Saba Proposal to Terminate the Investment Advisory Agreement the risk that the Fund's failure to identify a new investment adviser and/or approve a new investment advisory agreement could potentially result in the Fund becoming internally managed.

       . That, like most closed-end funds, the Fund has no employees of its own and that the Fund's portfolio managers are employees of Amundi Pioneer.

       . That, if the Investment Advisory Agreement was terminated, the Fund would have no day-to-day management for potentially an extended period of time.

       . That, if the Investment Advisory Agreement was to be terminated and was left "orphaned" without an investment adviser, the Board would need to conduct a time consuming and expensive search for individual portfolio managers who would be willing to work outside an advisory firm and then negotiate individual employment contracts with them and put in place the infrastructure needed to pay and manage employees.

    . That the Board reviews the Fund's relationship with Amundi Pioneer on an annual basis to determine annually whether to renew the Investment Advisory Agreement and would not renew the Investment Advisory Agreement if it does not believe that such renewal is warranted

       . Seven of the nine Trustees are Independent Trustees. The Independent Trustees have no interest in perpetuating an investment adviser that is not suitable for the Fund. They have always acted and will continue to act in the best interests of the Fund and its shareholders.

       . The results of the Board's most recent annual review of the Fund's relationship with Amundi Pioneer to determine whether to renew the Investment Advisory Agreement where the Board, including the Independent Trustees, at a meeting held on September 17, 2019, unanimously concluded that the Investment Advisory Agreement should be renewed for another year.

       . While the Board is currently in the process of performing its annual review of the Fund's relationship with Amundi Pioneer, to date, nothing has come to the attention of the Board that would warrant not renewing the Investment Advisory Agreement.

    . That the management fee payable by the Fund to Amundi Pioneer was recently determined by the Board, in connection with its annual review of the Investment Advisory Agreement, to be reasonable in relation to the nature and quality of the services provided by Amundi Pioneer.

    . That the Fund relies significantly on Amundi Pioneer to provide not only investment advisory services, but also critical administrative services.

       . Amundi Pioneer provides the Fund with administrative services that are critical for its operation including, but not limited to, accounting, regulatory and legal compliance, shareholder servicing, and support and oversight of the Fund's other service providers, such as its custodian and transfer agent.

       . Termination of the Investment Advisory Agreement would also likely lead to the loss of the necessary administrative functions that Amundi Pioneer and its personnel provide to the Fund.

       . If Amundi Pioneer was no longer providing administrative services, the Fund would need to determine how certain functions that are critical to its operations would be provided, including, but not limited to: (i) oversight of daily accounting and valuation;
          (ii) preparing disclosure documents and other regulatory filings, such as periodic shareholder reports; (iii) preparing periodic filings with the SEC, the NYSE, and other regulators; (iv) organizing Board and committee meetings and preparing the materials for such Board and committee meetings; and (v) providing regulatory and legal compliance support.

    . The nature, extent, and quality of the services that have been provided by Amundi Pioneer to the Fund, taking into account (i) the investment objective and strategy of the Fund, (ii) Amundi Pioneer's investment approach for the Fund and its research process, (iii) the resources of Amundi Pioneer, (iv) the personnel of Amundi Pioneer who provide investment management services to the Fund, (v) the non-investment resources and personnel of Amundi Pioneer that are involved in Amundi Pioneer's services to the Fund, including Amundi Pioneer's compliance, risk management, and legal resources and personnel, and (vi) the substantial attention and high priority given by Amundi Pioneer's senior management to the Fund.

       . The Board's belief that the Fund currently receives high quality services from Amundi Pioneer.

       . The Board's belief that the nature, extent, and quality of the services that have been provided by Amundi Pioneer to the Fund have been consistent with the terms of the Investment Advisory Agreement.

       . That, to date, other than what is contained in the self-serving supporting statement for the Saba Proposal to Terminate the Investment Advisory Agreement Proposal's, the Board is not aware of any issues or concerns relating to the nature, extent, and quality of the services that have been provided by Amundi Pioneer to the Fund or Amundi Pioneer's ability to continue to provide such services to the Fund.

    . The reputation and financial resources of Amundi Pioneer and its parent, Amundi.

       . That Amundi Pioneer is the principal U.S. asset management business of Amundi, which is one of the largest asset managers globally.

       . That Amundi's worldwide asset management business manages over $1.6 trillion in assets (including the Pioneer Funds).

       . That Amundi's global footprint in 37 countries provides Amundi Pioneer and the Fund with access to investment opportunities across a broad array of geographies.

       . That Amundi Pioneer has access to additional research and portfolio management capabilities as a result of being part of Amundi.

       . That Amundi's enhanced global presence may contribute to an increase in the resources available to Amundi Pioneer.

    . Amundi Pioneer's strong culture of promoting ethical conduct, legal and regulatory compliance and fiduciary responsibility, including the "tone at the top," as well as Amundi Pioneer's record of dealing fairly and equitably with the Fund, including, but not limited to, making the Fund whole for an investment loss that resulted from an error caused by a prior sub-adviser.

Required Shareholder Vote

The approval of the Saba Proposal to Terminate the Investment Advisory Agreement requires the affirmative vote of a majority of the outstanding voting securities of the Fund, which is defined in Section 2(a)(42) of the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at the Annual Meeting, if more than 50% of the outstanding shares are represented at the Annual Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Annual Meeting. Shares of the Fund represented by proxies that reflect abstentions and the withholding of authority to vote will be counted towards a quorum, but will have the same effect as a vote against the Saba Proposal to Terminate the Investment Advisory Agreement.

Board Recommendation

For the reasons set forth above, the Board unanimously recommend that shareholders vote on the WHITE proxy card "AGAINST" the Saba Proposal to Terminate the Investment Advisory Agreement.

         FEES BILLED BY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, with the approval and recommendation of the Audit Committee, has selected Ernst & Young LLP to serve as the independent registered public accounting firm for the Fund's current fiscal year.

Audit Fees

The following are aggregate fees billed for professional services rendered by Ernst & Young LLP for the two most recently completed fiscal years for its audit of the Fund's annual financial statements and fees related to services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of the Fund pursuant to Regulation S-X.

                For the fiscal year       For the fiscal year
                  ended 11/30/2019          ended 11/30/2018
              ------------------------  ------------------------
                     $55,000.00                $55,000.00

Audit-related Fees

The following are aggregate audit-related fees billed by Ernst & Young LLP to the Fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of the Fund pursuant to Regulation S-X.

                For the fiscal year       For the fiscal year
                  ended 11/30/2019          ended 11/30/2018
              ------------------------  ------------------------
                       $0.00                     $0.00

Tax Fees

The following are aggregate fees billed for professional services, primarily for tax returns, rendered by Ernst & Young LLP for tax compliance, tax advice and tax planning to the Fund for the two most recent fiscal years. All of these services were pre-approved by the Audit Committee of the Fund pursuant to Regulation S-X.

                For the fiscal year       For the fiscal year
                  ended 11/30/2019          ended 11/30/2018
              ------------------------  ------------------------
                     $10,115.00                $10,115.00

All Other Fees

There were no fees billed for other services rendered by Ernst & Young LLP to the Fund.

Affiliates' Fees for Non-Audit Services Required to be Pre-Approved

The Fund's Audit Committee is required to pre-approve services to affiliates as defined by SEC rules to the extent that the services relate directly to the operations or financial reporting of the Fund. Affiliates include the Fund's investment adviser and any entity controlling, controlled by, or under common control with Amundi Pioneer that provides ongoing services to the Fund (hereinafter referred to as "affiliates" of the Fund). For the fiscal years ended November 30, 2019 and 2018, for the Fund, there were no services provided to an affiliate that required the Fund's Audit Committee pre-approval.

General Audit Committee Approval Policy

.. For all projects, each of the officers of the Fund and the Fund's independent registered public accounting firm will make an assessment to determine that any proposed projects will not impair independence.

.. Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy will be applied. Any services outside the specific pre-approved service subcategories set forth above must specifically be approved by the Audit Committee.

.. At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the independent registered public accounting firm as set forth in the above policy.

The charter of the Audit Committee requires that the Audit Committee shall approve (a) all audit and non-audit services to be provided to the Fund and
(b) all non-audit services to be provided by the Fund's independent public accounting firm to Amundi Pioneer and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund ("Covered Service Providers") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate, to the extent permitted by law, pre-approval responsibilities to one or more members of the Audit Committee who shall report to the full Audit Committee.

The Audit Committee may not approve non-audit services that the Audit Committee believes may impair the independence of the independent registered public accounting firm. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (a) bookkeeping or other services related to the accounting records or financial statements of the Fund; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources;
(g) broker or dealer, investment adviser or investment banking services;
(h) legal services and expert services unrelated to the audit; and (i) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (a) the aggregate amount of all such permissible non-audit services provided to the Fund, Amundi Pioneer and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (i) the Fund,
(ii) Amundi Pioneer and (iii) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Audit Committee; (b) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to completion of the audit.

Aggregate Non-Audit Fees

The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Fund and its affiliates, as previously defined, were as follows.

                For the fiscal year       For the fiscal year
                  ended 11/30/2019          ended 11/30/2018
              ------------------------  ------------------------
                       $0.00                     $0.00

The Audit Committee of the Board of the Fund has considered whether the provision of services, other than audit services, by Ernst & Young LLP to the Fund and its affiliates is compatible with maintaining Ernst & Young LLP's independence in performing audit services.

Representatives of Ernst & Young LLP will be available at the shareholder meeting, will have the opportunity to make a statement should they desire to do so, and will be available to answer questions.

                        OWNERSHIP OF SHARES OF THE FUND

To the best of the Fund's knowledge, as of the Record Date, June 23, 2020, the following persons beneficially own more than 5% of the Fund's outstanding Common Shares:

Name and Address of Beneficial Owner   Share Class  Number of Shares % of Class
------------------------------------  ------------- ---------------- ----------
Saba Capital Management, L.P.
405 Lexington Avenue, 58th Floor
New York, NY 10174                    Common Shares    6,124,520        24.8% (1)
First Trust Portfolios L.P.
First Trust Advisors L.P.
The Charger Corporation
120 East Liberty Drive, Suite 400
Wheaton, IL 60187                     Common Shares    3,923,602       15.86% (2)
Relative Value Partners Group, LLC
1033 Skokie Blvd, Suite 470
Northbrook, IL 60062                  Common Shares    1,355,537        5.47% (3)

(1) Based on a Form 4 filed by Saba Capital Management, L.P. and Mr. Boaz R. Weinstein on June 22, 2020.
(2) Based on a Form 13G filed by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation on February 10, 2020.
(3) Based on a Form 13G filed by Relative Value Partners Group, LLC on February 13, 2020.

                                 OTHER MATTERS

Except as disclosed in this Proxy Statement, the Board knows of no other matters to be presented for shareholder action at the Annual Meeting. However, if other matters do properly come before the Annual Meeting or any adjournments or postponements thereof, the Board intends that the persons named as proxy holders on the Board's WHITE proxy card will vote upon such matters in their discretion and in accordance with their best judgment, subject to compliance with Rule 14a-4(c) of the Exchange Act.

BY ORDER OF THE BOARD OF
TRUSTEES

/s/ Christopher J. Kelley
--------------------------
Christopher J. Kelley
Chief Legal Officer and
Secretary

                                  IMPORTANT!
       PLEASE SIGN, DATE, AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY!

                   WE URGE YOU NOT TO SIGN ANY PROXY CARD OR
              VOTING INSTRUCTION FORM SENT TO YOU BY SABA CAPITAL
                       OR ANY PERSON OTHER THAN THE FUND

  Remember, you can vote your shares by telephone or via the Internet. Please follow the
              easy instructions on the enclosed WHITE proxy card.

            If you have any questions or need assistance in voting
               your shares, please contact our proxy solicitor:

 LOGO
                              Okapi Partners LLC
                   1212 Avenue of the Americas, 24/th/ Floor
                           New York, New York 10036

            Banks and Brokerage Firms, Please Call: (212) 297-0720
          Shareholders and All Others Call Toll-Free: (877) 566-1922
                         Email: info@okapipartners.com

                                                                     APPENDIX A

               SUPPLEMENTAL INFORMATION CONCERNING PARTICIPANTS

Set forth below (or cross-referenced to the section of the Proxy Statement where the information can be found) are (i) the name, present principal occupation, and business address of each of the Nominees, each of whom is a Trustee, (ii) the name, present principal occupation, and business address of each of the Trustees, and (iii) the name, present principal occupation, and business address of certain individuals who, under SEC rules, are considered to be "participants" in the Fund's solicitation of proxies from its shareholders in connection with the Annual Meeting (collectively, the "Participants").

Trustees and Nominees

Each of the Board's nominees are currently Trustees of the Fund. The names and principal occupations of the Trustees are included in the Proxy Statement under the section titled "Proposal No. 1 Election of Trustees--Information Regarding Nominees and Trustees." The business address for each of the Fund's Trustees is: c/o Pioneer Floating Rate Trust, 60 State Street, Boston, MA 02109.

Other Participants

The names and principal occupations of the other individuals who may be considered "Participants" if any such persons solicit proxies are set forth below. The business address for each such person is: c/o Pioneer Floating Rate Trust, 60 State Street, Boston, MA 02109..

Name                                    Principal Occupation
----                 -----------------------------------------------------------
Lisa M. Jones        Director, CEO and President at Amundi Pioneer Asset
President and Chief  Management USA, Inc. (since September 2014); Director, CEO
Executive Officer    and President at Amundi Pioneer Asset Management, Inc.
of the Fund          (since September 2014); Director, CEO and President at
                     Amundi Pioneer Distributor, Inc. (since September 2014);
                     Director, CEO and President at Amundi Pioneer Institutional
                     Asset Management, Inc. (since September 2014); Director of
                     Amundi USA, Inc. (since 2017)

Kenneth J. Taubes    Director and Executive Vice President (since 2008) and
Trustee and          Chief Investment Officer, U.S. (since 2010) at Amundi
Nominee of the       Pioneer Asset Management USA, Inc.; Director and Executive
Fund                 Vice President and Chief Investment Officer, U.S. at Amundi
                     Pioneer (since 2008); Executive Vice President and Chief
                     Investment Officer, U.S. at Amundi Pioneer Institutional
                     Asset Management, Inc. (since 2009); Portfolio Manager at
                     Amundi Pioneer (since 1999); Director of Amundi USA, Inc.
                     (since 2017)

Christine Todd       Senior Managing Director and Head of Fixed Income, U.S.
                     (since 2019) at Amundi Pioneer Asset Management USA, Inc.

Jonathan D.          Senior Vice President and Portfolio Manager (since 2006) at
Sharkey              Amundi Pioneer Asset Management USA, Inc.
Fund Portfolio
Manager

Information Regarding Ownership of Company Securities by Participants

As of July 17, 2020, none of the Participants beneficially own any debt or equity security issued by the Fund and none of the Participants own any debt or equity security issued by the Fund of record that he or she does not also own beneficially.

Transactions in the Fund's Securities by Participants

Between July 17, 2018 and July 17, 2020, none of the Participants engaged in any purchases or sales of the Fund's securities.

Miscellaneous Information Regarding Participants

Except as described in the Proxy Statement or this Appendix A, to the Fund's knowledge: none of the Participants (i) beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, any shares or other securities of the Fund or any of the Fund's subsidiaries, (ii) has purchased or sold any of such securities within the past two years, or
(iii) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities. Except as disclosed in this Appendix A or the Proxy Statement, no associates of a "participant" beneficially owns, directly or indirectly, any of our securities. Other than as disclosed in this Appendix A or the Proxy Statement, neither the Fund nor any of the "participants" have a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, neither the Fund nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies. During the past ten years, no participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

Other than as set forth in this Appendix A or this Proxy Statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or the Fund's affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of the Fund's last fiscal year or any currently proposed transactions, to which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

                            PRELIMINARY PROXY CARD,
                   SUBJECT TO COMPLETION DATED JULY 17, 2020

                                          PIONEER FLOATING RATE TRUST

                             SIGN, DATE, AND VOTE ON THE REVERSE SIDE

                                         LOGO

 GIVEN THAT AN ACTIVIST INVESTOR IS     1. MAIL your signed and voted proxy
 PLANNING A PROXY CONTEST AT THE           back in the postage paid envelope
 ANNUAL MEETING TO ADVANCE ITS             provided.
 SELF-INTERESTED AND IRRESPONSIBLE      2. ONLINE at
 AGENDA, YOUR VOTE IS IMPORTANT NO         WWW.OKAPIVOTE.COM/PHD2020 using
 MATTER HOW MANY SHARES YOU OWN.           your control number found below.
 PLEASE TAKE THE TIME TO READ PIONEER   3. LIVE with a live operator when you
 FLOATING RATE TRUST'S PROXY               call toll-free (877) 566-1922
 STATEMENT. WHETHER OR NOT YOU EXPECT      Monday through Friday 9 a.m. to 10
 TO ATTEND THE ANNUAL MEETING, AND IN      p.m. Eastern time.
 ORDER TO FACILITATE TIMELY RECEIPT OF
 YOUR PROXY GIVEN THE POTENTIAL IMPACT  CONTROL NUMBER [___________]
 OF COVID-19, PLEASE SIGN, DATE, AND
 RETURN YOUR PROXY TODAY.

                           PROXY IN CONNECTION WITH
                      THE ANNUAL MEETING OF SHAREHOLDERS

                          PIONEER FLOATING RATE TRUST

                 SCHEDULED TO BE HELD ON [            ], 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF PIONEER FLOATING RATE TRUST. By signing, dating, and returning this proxy card, the undersigned holder(s) of common shares of beneficial interest appoints Lisa M. Jones, Christopher J. Kelley, and Thomas Reyes, or any of them, as proxies, each with the full power to appoint his or her substitute, and hereby authorize them, or any of them, to represent and to vote, and otherwise act on behalf of the undersigned with all powers that the undersigned would possess if personally present thereat, with respect to, all common shares of beneficial interest of Pioneer Floating Rate Trust, a Delaware statutory trust (the "Fund"), that the undersigned is entitled to vote at the 2020 Annual Meeting of Shareholders (the "Annual Meeting") scheduled to be held at the offices of Morgan, Lewis & Bockius LLP, One Federal Street, Boston, Massachusetts 02110 on [.] [.], 2020 at [.] Eastern Time, and any adjournment, postponement, continuation, or rescheduling thereof. The undersigned hereby revokes any other proxy heretofore executed by the undersigned for the Annual Meeting, including any proxy previously given by telephone or internet, ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof, and acknowledges receipt of the Fund's Notice of the Annual Meeting and Proxy Statement dated [.], 2020. This proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting (including any adjournment, postponement, continuation, or rescheduling thereof). If the Fund decides to hold the Annual Meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), an announcement of any such updates will be provided by means of a press release, which will be posted on our website: amundipioneer.com/us. We encourage you to check the website prior to the meeting if you plan to attend. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

The proxy holder(s) is (are) authorized to act, in accordance with his or her (their) discretion, upon all matters incident to the conduct of the Annual Meeting and upon other matters that properly come before the Annual Meeting, subject to compliance with Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. Subject to the conditions set forth in the Proxy Statement, if any nominee named on the reverse side declines or is unable to serve as a Trustee, the persons named as proxies shall have the authority to vote for any other person who may be nominated at the instruction and discretion of the Board of Trustees or an authorized committee thereof.

This proxy, when properly executed, will be voted in the manner directed herein. Unless a contrary direction is given, the shares represented by this proxy will be voted "FOR" all Trustee nominees listed in Proposal 1 and "AGAINST" Proposal 2. None of the matters currently intended to be acted upon pursuant to this proxy are conditioned on the approval of any other matter.

    Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

Do you have questions? If you have any questions about how to vote your proxy or about the Meeting in general, please call toll-free (877) 566-1922. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL
MEETING OF SHAREHOLDERS TO BE HELD ON [          ], 2020. The Fund's Notice of
Annual Shareholders' Meeting, Proxy Statement and form of Proxy are also available at WWW.OKAPIVOTE.COM/PHD.

  PIONEER FLOATING RATE TRUST

YOUR SIGNATURE IS REQUIRED FOR YOUR
VOTE TO BE COUNTED
Please sign exactly as your name(s)      ____________________________________________
appears on the proxy card. Joint owners  SIGNATURE (AND TITLE IF APPLICABLE)    DATE
should each sign personally. Trustees
and other fiduciaries should indicate    ____________________________________________
the capacity in which they sign and      SIGNATURE (IF HELD JOINTLY)           DATE
where more than one appears, a majority
must sign. If a corporation, the
signature should be that of an
authorized officer who should state his
or her title.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: .

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR THE FOLLOWING:

                                                          WITHHOLD
-                                                FOR ALL    ALL     FOR ALL EXCEPT
1.Proposal: Election of Three Class II Trustees
   1) Diane P. Durnin                              o         o            o
   2) Benjamin M. Friedman
   3) Kenneth J. Taubes

   To withhold authority for any individual nominee, mark the "For All Except" box above and write the name of the nominee(s) from which you wish to withhold your vote on the line below.

   ___________________ (withhold)        _________________ (withhold)

   -----------------------------------------------------------------------------

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE FOLLOWING:

                                                                                        FOR  AGAINST  ABSTAIN
2. Proposal from Saba Capital Master Fund, Ltd.:
   If properly presented in accordance with the Fund's Amended and Restated Bylaws,     o      o        o
   termination of the Investment Advisory Agreement by and between Pioneer Floating
   Rate Trust and Amundi Pioneer Asset Management, Inc.

           I plan to attend the Annual Meeting        YES [_] NO [_]

            You can vote on the internet, by telephone or by mail.
                 Please see the reverse side for instructions.

        PLEASE VOTE ALL WHITE PROXY CARDS IF YOU RECEIVED MORE THAN ONE
             PROXY CARD DUE TO MULTIPLE INVESTMENTS IN THE TRUST.
         REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE.
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.